UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

(Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

(Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Growth & Income Portfolio Semi-Annual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2019

% of fund's net assets
Exxon Mobil Corp.	4.9
General Electric Co.	4.7
Microsoft Corp.	4.5
Comcast Corp. Class A	3.8
Altria Group, Inc.	3.2
Bank of America Corp.	3.1
Wells Fargo & Co.	2.6
JPMorgan Chase & Co.	2.4
Qualcomm, Inc.	2.3
Johnson & Johnson	1.9
33.4

Top Five Market Sectors as of June 30, 2019

% of fund's net assets
Financials	18.0
Health Care	15.6
Industrials	14.9
Information Technology	14.2
Energy	10.6

Asset Allocation (% of fund's net assets)

As of June 30, 2019*,**
Stocks	95.3%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 11.5%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.9%
		Shares	Value
COMMUNICATION SERVICES - 7.9%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.		55,489	$1,859,436
Verizon Communications, Inc.		373,180	21,319,773
			23,179,209
Entertainment - 0.9%
Activision Blizzard, Inc.		100,500	4,743,600
Vivendi SA		322,800	8,886,423
			13,630,023
Interactive Media & Services - 0.4%
Alphabet, Inc.:
Class A (a)		2,918	3,159,610
Class C (a)		2,883	3,116,264
			6,275,874
Media - 5.0%
Comcast Corp. Class A		1,312,962	55,512,033
Fox Corp. Class A		132,300	4,847,472
Interpublic Group of Companies, Inc.		299,600	6,767,964
Omnicom Group, Inc.		40,700	3,335,365
Sinclair Broadcast Group, Inc. Class A		32,400	1,737,612
			72,200,446

TOTAL COMMUNICATION SERVICES			115,285,552

CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.1%
Gentex Corp.		66,500	1,636,565
Household Durables - 0.2%
Whirlpool Corp.		23,100	3,288,516
Leisure Products - 0.1%
Brunswick Corp.		15,800	725,062
Specialty Retail - 1.0%
Lowe's Companies, Inc.		102,917	10,385,354
TJX Companies, Inc.		67,100	3,548,248
			13,933,602
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG		5,130	342,124
PVH Corp.		13,200	1,249,248
			1,591,372

TOTAL CONSUMER DISCRETIONARY			21,175,117

CONSUMER STAPLES - 9.3%
Beverages - 1.2%
The Coca-Cola Co.		332,553	16,933,599
Food & Staples Retailing - 1.9%
Walgreens Boots Alliance, Inc.		62,500	3,416,875
Walmart, Inc. (b)		217,700	24,053,673
			27,470,548
Food Products - 1.0%
Nestle SA sponsored ADR		73,000	7,548,200
The Hershey Co. (b)		24,300	3,256,929
The Kraft Heinz Co.		123,500	3,833,440
			14,638,569
Household Products - 1.3%
Colgate-Palmolive Co.		4,300	308,181
Procter & Gamble Co.		137,650	15,093,323
Spectrum Brands Holdings, Inc.		64,500	3,468,165
			18,869,669
Tobacco - 3.9%
Altria Group, Inc.		989,000	46,829,150
British American Tobacco PLC sponsored ADR		281,600	9,819,392
			56,648,542

TOTAL CONSUMER STAPLES			134,560,927

ENERGY - 10.6%
Energy Equipment & Services - 0.6%
Baker Hughes, a GE Co. Class A		258,400	6,364,392
Oceaneering International, Inc. (a)		105,000	2,140,950
			8,505,342
Oil, Gas & Consumable Fuels - 10.0%
BP PLC sponsored ADR		428,624	17,873,621
Cenovus Energy, Inc.		7,000	61,740
Cenovus Energy, Inc. (Canada)		2,060,004	18,168,872
Chevron Corp.		14,218	1,769,288
Equinor ASA sponsored ADR		614,300	12,150,854
Exxon Mobil Corp.		918,500	70,384,654
Galp Energia SGPS SA Class B		272,800	4,195,467
Hess Corp.		144,700	9,198,579
Kosmos Energy Ltd.		1,120,215	7,023,748
The Williams Companies, Inc.		130,300	3,653,612
Valero Energy Corp.		8,700	744,807
			145,225,242

TOTAL ENERGY			153,730,584

FINANCIALS - 18.0%
Banks - 12.6%
Bank of America Corp.		1,571,312	45,568,048
Citigroup, Inc. (b)		226,518	15,863,056
First Hawaiian, Inc.		81,000	2,095,470
JPMorgan Chase & Co.		311,032	34,773,378
M&T Bank Corp.		14,100	2,397,987
PNC Financial Services Group, Inc.		129,872	17,828,828
SunTrust Banks, Inc.		251,949	15,834,995
U.S. Bancorp		226,798	11,884,215
Wells Fargo & Co.		786,569	37,220,445
			183,466,422
Capital Markets - 4.0%
Apollo Global Management LLC Class A		19,000	651,700
Brookfield Asset Management, Inc.		10,200	487,356
Cboe Global Markets, Inc.		9,400	974,122
Charles Schwab Corp.		101,984	4,098,737
FS KKR Capital Corp.		6,000	35,760
KKR & Co. LP		195,193	4,932,527
Lazard Ltd. Class A		16,600	570,874
Morgan Stanley		117,483	5,146,930
Northern Trust Corp.		218,745	19,687,050
Oaktree Capital Group LLC Class A		72,300	3,581,742
S&P Global, Inc.		7,600	1,731,204
State Street Corp.		277,079	15,533,049
Virtu Financial, Inc. Class A		16,500	359,370
			57,790,421
Insurance - 1.1%
Chubb Ltd.		39,700	5,847,413
Marsh & McLennan Companies, Inc.		46,442	4,632,590
The Travelers Companies, Inc.		34,400	5,143,488
			15,623,491
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.		175,950	4,020,458

TOTAL FINANCIALS			260,900,792

HEALTH CARE - 15.2%
Biotechnology - 1.7%
AbbVie, Inc.		50,700	3,686,904
Alexion Pharmaceuticals, Inc. (a)		75,600	9,902,088
Amgen, Inc.		31,300	5,767,964
Celgene Corp. (a)		25,000	2,311,000
Intercept Pharmaceuticals, Inc. (a)		45,258	3,601,179
			25,269,135
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co.		2,000	504,020
Boston Scientific Corp. (a)		52,900	2,273,642
			2,777,662
Health Care Providers & Services - 6.3%
AmerisourceBergen Corp.		121,010	10,317,313
Cardinal Health, Inc.		229,100	10,790,610
Cigna Corp.		76,590	12,066,755
CVS Health Corp.		440,164	23,984,536
Humana, Inc.		8,300	2,201,990
McKesson Corp.		125,188	16,824,015
Patterson Companies, Inc.		147,143	3,369,575
UnitedHealth Group, Inc.		47,000	11,468,470
			91,023,264
Pharmaceuticals - 7.0%
Bayer AG		268,916	18,652,095
Bristol-Myers Squibb Co.		565,600	25,649,960
Corteva, Inc.		40,433	1,195,604
GlaxoSmithKline PLC sponsored ADR		596,894	23,887,698
Johnson & Johnson		195,059	27,167,818
Novartis AG sponsored ADR		12,425	1,134,527
Perrigo Co. PLC		34,000	1,619,080
Sanofi SA		30,538	2,639,164
			101,945,946

TOTAL HEALTH CARE			221,016,007

INDUSTRIALS - 14.8%
Aerospace & Defense - 1.7%
General Dynamics Corp.		34,600	6,290,972
Huntington Ingalls Industries, Inc.		16,400	3,685,736
Meggitt PLC		813	5,410
United Technologies Corp.		115,087	14,984,327
			24,966,445
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.		32,700	2,758,245
Expeditors International of Washington, Inc.		2,095	158,927
FedEx Corp.		4,400	722,436
United Parcel Service, Inc. Class B		224,172	23,150,242
			26,789,850
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (c)		95,000	2,880,400
Interface, Inc.		144,600	2,216,718
Ritchie Bros. Auctioneers, Inc.		4,000	133,023
Stericycle, Inc. (a)		28,599	1,365,602
			6,595,743
Electrical Equipment - 0.7%
Acuity Brands, Inc.		30,700	4,233,837
Hubbell, Inc. Class B		36,979	4,822,062
Rockwell Automation, Inc.		6,000	982,980
			10,038,879
Industrial Conglomerates - 4.7%
3M Co.		3,000	520,020
General Electric Co.		6,504,050	68,292,525
			68,812,545
Machinery - 1.0%
Deere & Co.		7,800	1,292,538
Donaldson Co., Inc.		45,300	2,303,958
Flowserve Corp. (b)		105,900	5,579,871
Wabtec Corp. (c)		71,321	5,117,995
			14,294,362
Professional Services - 0.6%
RELX PLC (London Stock Exchange)		332,388	8,060,308
Road & Rail - 3.1%
J.B. Hunt Transport Services, Inc.		117,882	10,775,594
Knight-Swift Transportation Holdings, Inc. Class A		324,300	10,650,012
Norfolk Southern Corp.		44,193	8,808,991
Union Pacific Corp.		87,800	14,847,858
			45,082,455
Trading Companies & Distributors - 0.7%
Fastenal Co.		37,200	1,212,348
Watsco, Inc. (b)		52,792	8,633,076
			9,845,424

TOTAL INDUSTRIALS			214,486,011

INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 0.2%
Cisco Systems, Inc.		43,604	2,386,447
IT Services - 2.2%
DXC Technology Co.		19,100	1,053,365
IBM Corp.		15,000	2,068,500
MasterCard, Inc. Class A		5,810	1,536,919
Paychex, Inc. (b)		41,531	3,417,586
Unisys Corp. (a)		183,596	1,784,553
Visa, Inc. Class A (b)		127,476	22,123,460
			31,984,383
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.		16,700	1,884,929
Applied Materials, Inc.		131,800	5,919,138
Lam Research Corp.		14,800	2,780,032
Marvell Technology Group Ltd.		24,600	587,202
NVIDIA Corp.		10,300	1,691,569
Qualcomm, Inc.		444,461	33,810,148
			46,673,018
Software - 6.8%
Microsoft Corp.		488,018	65,374,891
Oracle Corp.		295,391	16,828,425
SAP SE sponsored ADR		118,500	16,210,800
			98,414,116
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.		132,558	26,235,879

TOTAL INFORMATION TECHNOLOGY			205,693,843

MATERIALS - 0.8%
Chemicals - 0.8%
International Flavors & Fragrances, Inc.		13,300	1,929,697
Nutrien Ltd.		123,680	6,615,848
The Scotts Miracle-Gro Co. Class A (b)		29,300	2,886,050
			11,431,595
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 1.5%
American Tower Corp.		32,200	6,583,290
CoreSite Realty Corp.		33,000	3,800,610
Equinix, Inc.		14,500	7,312,205
Public Storage		9,400	2,238,798
Simon Property Group, Inc.		11,600	1,853,216
			21,788,119
UTILITIES - 1.1%
Electric Utilities - 1.0%
Duke Energy Corp.		36,300	3,203,112
Exelon Corp.		61,600	2,953,104
PPL Corp.		142,700	4,425,127
Southern Co.		68,000	3,759,040
			14,340,383
Multi-Utilities - 0.1%
Sempra Energy		18,000	2,473,920

TOTAL UTILITIES			16,814,303

TOTAL COMMON STOCKS
(Cost $1,096,368,617)			1,376,882,850

Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. Series A, 6.125%		69,300	4,300,004
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Avantor, Inc. Series A 6.25%		13,800	908,868
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,640,321)			5,208,872
		Principal Amount(d)	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Intercept Pharmaceuticals, Inc. 2% 5/15/26		440,000	435,391
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19 (e)	EUR	1,100,000	958,905
TOTAL CONVERTIBLE BONDS
(Cost $1,619,823)			1,394,296
		Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund 2.42% (f)		68,944,468	68,958,257
Fidelity Securities Lending Cash Central Fund 2.42% (f)(g)		5,004,255	5,004,755
TOTAL MONEY MARKET FUNDS
(Cost $73,962,652)			73,963,012
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,176,591,413)			1,457,449,030
NET OTHER ASSETS (LIABILITIES) - (0.5)%			(7,180,497)
NET ASSETS - 100%			$1,450,268,533

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Citigroup, Inc.	Chicago Board Options Exchange	127	$889,381	$70.00	8/16/19	$(30,417)
Citigroup, Inc.	Chicago Board Options Exchange	127	889,381	72.50	8/16/19	(16,002)
Flowserve Corp.	Chicago Board Options Exchange	116	611,204	50.00	7/19/19	(36,540)
Paychex, Inc.	Chicago Board Options Exchange	336	2,764,944	90.00	9/20/19	(10,080)
The Hershey Co.	Chicago Board Options Exchange	223	2,988,869	145.00	8/16/19	(20,739)
The Scotts Miracle-Gro Co.	Chicago Board Options Exchange	32	315,200	100.00	9/20/19	(13,760)
Visa, Inc.	Chicago Board Options Exchange	128	2,221,440	175.00	9/20/19	(70,080)
Walmart, Inc.	Chicago Board Options Exchange	109	1,204,341	110.00	8/16/19	(35,970)
Walmart, Inc.	Chicago Board Options Exchange	109	1,204,341	115.00	8/16/19	(12,971)
Watsco, Inc.	Chicago Board Options Exchange	53	866,709	175.00	8/16/19	(7,950)
TOTAL WRITTEN OPTIONS						$(254,509)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $13,955,810.

 (c) Security or a portion of the security is on loan at period end.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $958,905 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$894,261
Fidelity Securities Lending Cash Central Fund	8,971
Total	$903,232

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$115,285,552	$115,285,552	$--	$--
Consumer Discretionary	21,175,117	21,175,117	--	--
Consumer Staples	134,560,927	134,560,927	--	--
Energy	153,730,584	153,730,584	--	--
Financials	260,900,792	260,900,792	--	--
Health Care	225,316,011	199,724,748	25,591,263	--
Industrials	215,394,879	214,486,011	908,868	--
Information Technology	205,693,843	205,693,843	--	--
Materials	11,431,595	11,431,595	--	--
Real Estate	21,788,119	21,788,119	--	--
Utilities	16,814,303	16,814,303	--	--
Corporate Bonds	1,394,296	--	1,394,296	--
Money Market Funds	73,963,012	73,963,012	--	--
Total Investments in Securities:	$1,457,449,030	$1,429,554,603	$27,894,427	$--
Derivative Instruments:
Liabilities
Written Options	$(254,509)	$(254,509)	$--	$--
Total Liabilities	$(254,509)	$(254,509)	$--	$--
Total Derivative Instruments:	$(254,509)	$(254,509)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(254,509)
Total Equity Risk	0	(254,509)
Total Value of Derivatives	$0	$(254,509)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
United Kingdom	4.1%
Germany	2.4%
Canada	1.8%
Switzerland	1.0%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,075,424) — See accompanying schedule: Unaffiliated issuers (cost $1,102,628,761)	$1,383,486,018
Fidelity Central Funds (cost $73,962,652)	73,963,012
Total Investment in Securities (cost $1,176,591,413)		$1,457,449,030
Cash		13,819
Receivable for investments sold
Regular delivery		2,960,846
Delayed delivery		106,826
Receivable for fund shares sold		2,533,356
Dividends receivable		2,481,929
Interest receivable		71,507
Distributions receivable from Fidelity Central Funds		145,183
Other receivables		9,165
Total assets		1,465,771,661
Liabilities
Payable for investments purchased	$1,831,906
Payable for fund shares redeemed	7,560,417
Accrued management fee	525,455
Distribution and service plan fees payable	145,815
Written options, at value (premium received $274,054)	254,509
Other affiliated payables	134,969
Other payables and accrued expenses	45,157
Collateral on securities loaned	5,004,900
Total liabilities		15,503,128
Net Assets		$1,450,268,533
Net Assets consist of:
Paid in capital		$1,124,756,587
Total distributable earnings (loss)		325,511,946
Net Assets		$1,450,268,533
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($376,007,446 ÷ 18,713,492 shares)		$20.09
Service Class:
Net Asset Value, offering price and redemption price per share ($111,256,027 ÷ 5,593,987 shares)		$19.89
Service Class 2:
Net Asset Value, offering price and redemption price per share ($675,044,663 ÷ 34,508,690 shares)		$19.56
Investor Class:
Net Asset Value, offering price and redemption price per share ($287,960,397 ÷ 14,401,124 shares)		$20.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2019 (Unaudited)
Investment Income
Dividends		$18,795,651
Non-Cash dividends		2,002,958
Interest		35,801
Income from Fidelity Central Funds (including $8,971 from security lending)		903,232
Total income		21,737,642
Expenses
Management fee	$3,098,115
Transfer agent fees	572,796
Distribution and service plan fees	840,719
Accounting and security lending fees	223,171
Custodian fees and expenses	16,912
Independent trustees' fees and expenses	3,333
Audit	35,754
Legal	3,878
Miscellaneous	5,251
Total expenses before reductions	4,799,929
Expense reductions	(33,274)
Total expenses after reductions		4,766,655
Net investment income (loss)		16,970,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,770,686
Fidelity Central Funds	(87)
Foreign currency transactions	4,450
Written options	183,687
Total net realized gain (loss)		32,958,736
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	150,458,015
Fidelity Central Funds	(58)
Assets and liabilities in foreign currencies	3,012
Written options	19,545
Total change in net unrealized appreciation (depreciation)		150,480,514
Net gain (loss)		183,439,250
Net increase (decrease) in net assets resulting from operations		$200,410,237

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,970,987	$27,627,811
Net realized gain (loss)	32,958,736	126,110,568
Change in net unrealized appreciation (depreciation)	150,480,514	(275,948,852)
Net increase (decrease) in net assets resulting from operations	200,410,237	(122,210,473)
Distributions to shareholders	(146,109,013)	(84,265,435)
Share transactions - net increase (decrease)	146,839,689	29,169,830
Total increase (decrease) in net assets	201,140,913	(177,306,078)
Net Assets
Beginning of period	1,249,127,620	1,426,433,698
End of period	$1,450,268,533	$1,249,127,620

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$22.71	$20.15	$18.88	$20.78	$19.14
Income from Investment Operations
Net investment income (loss)A	.25	.46	.38	.35	.40	.38
Net realized and unrealized gain (loss)	2.69	(2.42)	2.96	2.38	(.86)	1.63
Total from investment operations	2.94	(1.96)	3.34	2.73	(.46)	2.01
Distributions from net investment income	(.42)	(.08)	(.28)	(.32)	(.42)B	(.36)
Distributions from net realized gain	(1.81)	(1.29)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(2.23)	(1.37)	(.78)C	(1.46)	(1.44)D	(.37)
Net asset value, end of period	$20.09	$19.38	$22.71	$20.15	$18.88	$20.78
Total ReturnE,F,G	15.97%	(8.98)%	16.90%	16.08%	(2.27)%	10.47%
Ratios to Average Net AssetsH,I
Expenses before reductions	.54%J	.55%	.55%	.56%	.56%	.57%
Expenses net of fee waivers, if any	.54%J	.54%	.55%	.56%	.56%	.57%
Expenses net of all reductions	.54%J	.54%	.55%	.56%	.56%	.57%
Net investment income (loss)	2.53%J	2.08%	1.78%	1.91%	1.99%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$376,007	$361,868	$433,702	$375,639	$370,704	$406,311
Portfolio turnover rateK	43%J	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.507 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.422 and distributions from net realized gain of $1.013 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.21	$22.52	$19.99	$18.75	$20.64	$19.01
Income from Investment Operations
Net investment income (loss)A	.24	.43	.35	.33	.37	.36
Net realized and unrealized gain (loss)	2.67	(2.39)	2.94	2.35	(.85)	1.62
Total from investment operations	2.91	(1.96)	3.29	2.68	(.48)	1.98
Distributions from net investment income	(.42)	(.06)	(.25)	(.31)	(.40)B	(.34)
Distributions from net realized gain	(1.81)	(1.29)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(2.23)	(1.35)	(.76)	(1.44)C	(1.41)	(.35)
Net asset value, end of period	$19.89	$19.21	$22.52	$19.99	$18.75	$20.64
Total ReturnD,E,F	15.93%	(9.07)%	16.77%	15.94%	(2.35)%	10.39%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%I	.65%	.65%	.66%	.66%	.66%
Expenses net of fee waivers, if any	.64%I	.64%	.65%	.66%	.66%	.66%
Expenses net of all reductions	.64%I	.64%	.65%	.66%	.66%	.66%
Net investment income (loss)	2.43%I	1.98%	1.68%	1.81%	1.89%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$111,256	$101,089	$125,661	$119,952	$116,035	$135,893
Portfolio turnover rateJ	43%I	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.44 per share is comprised of distributions from net investment income of $.308 and distributions from net realized gain of $1.135 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.94	$22.22	$19.74	$18.54	$20.43	$18.82
Income from Investment Operations
Net investment income (loss)A	.22	.39	.32	.30	.34	.32
Net realized and unrealized gain (loss)	2.62	(2.35)	2.90	2.33	(.85)	1.61
Total from investment operations	2.84	(1.96)	3.22	2.63	(.51)	1.93
Distributions from net investment income	(.41)	(.04)	(.23)	(.29)	(.37)B	(.31)
Distributions from net realized gain	(1.81)	(1.28)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(2.22)	(1.32)	(.74)	(1.43)	(1.38)	(.32)
Net asset value, end of period	$19.56	$18.94	$22.22	$19.74	$18.54	$20.43
Total ReturnC,D,E	15.81%	(9.19)%	16.61%	15.81%	(2.54)%	10.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%H	.80%	.80%	.81%	.81%	.81%
Expenses net of fee waivers, if any	.79%H	.79%	.80%	.81%	.81%	.81%
Expenses net of all reductions	.79%H	.79%	.80%	.81%	.81%	.81%
Net investment income (loss)	2.28%H	1.83%	1.53%	1.66%	1.74%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$675,045	$527,879	$546,278	$356,194	$290,102	$330,608
Portfolio turnover rateI	43%H	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.30	$22.62	$20.07	$18.82	$20.71	$19.09
Income from Investment Operations
Net investment income (loss)A	.24	.44	.36	.33	.38	.36
Net realized and unrealized gain (loss)	2.69	(2.41)	2.96	2.37	(.85)	1.62
Total from investment operations	2.93	(1.97)	3.32	2.70	(.47)	1.98
Distributions from net investment income	(.42)	(.06)	(.26)	(.31)	(.40)B	(.35)
Distributions from net realized gain	(1.81)	(1.29)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(2.23)	(1.35)	(.77)	(1.45)	(1.42)C	(.36)
Net asset value, end of period	$20.00	$19.30	$22.62	$20.07	$18.82	$20.71
Total ReturnD,E,F	15.97%	(9.05)%	16.83%	15.96%	(2.32)%	10.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	.62%I	.62%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.62%I	.62%	.63%	.64%	.64%	.65%
Expenses net of all reductions	.62%I	.62%	.63%	.64%	.64%	.64%
Net investment income (loss)	2.45%I	2.01%	1.70%	1.83%	1.91%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$287,960	$258,292	$320,793	$278,661	$238,765	$259,462
Portfolio turnover rateJ	43%I	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.42 per share is comprised of distributions from net investment income of $.404 and distributions from net realized gain of $1.013 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2019

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$358,369,142
Gross unrealized depreciation	(81,903,481)
Net unrealized appreciation (depreciation)	$276,465,661
Tax cost	$1,180,963,824

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $288,044,683 and $283,702,283, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .44% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$54,878
Service Class 2	785,841
$840,719

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$127,855
Service Class	35,670
Service Class 2	204,319
Investor Class	204,952
$572,796

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,312 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,959 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27,478 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $696.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,100.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$40,949,932	$25,683,175
Service Class	11,560,415	7,386,332
Service Class 2	64,157,281	32,407,914
Investor Class	29,441,385	18,788,014
Total	$146,109,013	$84,265,435

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Initial Class
Shares sold	925,971	2,589,790	$18,190,012	$55,251,714
Reinvestment of distributions	2,178,188	1,242,070	40,949,932	25,683,175
Shares redeemed	(3,063,509)	(4,253,917)	(61,331,398)	(93,482,125)
Net increase (decrease)	40,650	(422,057)	$(2,191,454)	$(12,547,236)
Service Class
Shares sold	72,124	113,374	$1,412,481	$2,482,762
Reinvestment of distributions	620,860	360,009	11,560,415	7,386,332
Shares redeemed	(361,483)	(790,254)	(7,123,668)	(17,128,338)
Net increase (decrease)	331,501	(316,871)	$5,849,228	$(7,259,244)
Service Class 2
Shares sold	4,906,763	5,340,838	$94,768,186	$113,497,512
Reinvestment of distributions	3,502,035	1,601,249	64,157,281	32,407,914
Shares redeemed	(1,777,545)	(3,646,617)	(34,079,988)	(78,307,074)
Net increase (decrease)	6,631,253	3,295,470	$124,845,479	$67,598,352
Investor Class
Shares sold	597,598	1,535,711	$11,742,079	$33,044,003
Reinvestment of distributions	1,572,724	911,884	29,441,385	18,788,014
Shares redeemed	(1,152,144)	(3,244,430)	(22,847,028)	(70,454,059)
Net increase (decrease)	1,018,178	(796,835)	$18,336,436	$(18,622,042)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 46% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 to June 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period-B January 1, 2019 to June 30, 2019
Initial Class	.54%
Actual		$1,000.00	$1,159.70	$2.89
Hypothetical-C		$1,000.00	$1,022.12	$2.71
Service Class	.64%
Actual		$1,000.00	$1,159.30	$3.43
Hypothetical-C		$1,000.00	$1,021.62	$3.21
Service Class 2.79%
Actual		$1,000.00	$1,158.10	$4.23
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Investor Class	.62%
Actual		$1,000.00	$1,159.70	$3.32
Hypothetical-C		$1,000.00	$1,021.72	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth & Income Portfolio

2018 Total Return % vs. Morningstar Large Blend and S&P 500:
75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
15.00
14.00
13.00
12.00
11.00
10.00
9.00
14.37
14.38
10.78
10.49
10.63
45.0
40.0
35.0
30.0
25.0
40.2
38.0
30.9
29.9
28.6
90.0
85.0
80.0
75.0
70.0
65.0
87.7
83.9
69.8
67.8
67.6
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	25%	32%	30%
Service Class	25%	31%	28%
Service Class 2	23%	28%	26%
Investor Class	25%	31%	28%

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPGI-SANN-0819
1.705698.121

Fidelity® Variable Insurance Products: Dynamic Capital Appreciation Portfolio Semi-Annual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2019

% of fund's net assets
Microsoft Corp.	6.5
Visa, Inc. Class A	4.9
Procter & Gamble Co.	2.6
American Tower Corp.	2.3
Amazon.com, Inc.	2.2
Adobe, Inc.	2.1
Apple, Inc.	2.0
McDonald's Corp.	1.9
M&T Bank Corp.	1.9
Qualcomm, Inc.	1.8
28.2

Top Five Market Sectors as of June 30, 2019

% of fund's net assets
Information Technology	30.5
Health Care	14.7
Financials	12.2
Consumer Discretionary	12.0
Industrials	8.4

Asset Allocation (% of fund's net assets)

As of June 30, 2019*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 14.8%

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
COMMUNICATION SERVICES - 4.1%
Entertainment - 0.5%
Electronic Arts, Inc. (a)	8,600	$870,836
Interactive Media & Services - 2.6%
Alphabet, Inc. Class C (a)	1,944	2,101,289
Facebook, Inc. Class A (a)	6,400	1,235,200
Tencent Holdings Ltd.	18,300	827,881
		4,164,370
Wireless Telecommunication Services - 1.0%
Boingo Wireless, Inc. (a)	14,500	260,565
Sprint Corp. (a)	73,400	482,238
T-Mobile U.S., Inc. (a)	11,000	815,540
		1,558,343

TOTAL COMMUNICATION SERVICES		6,593,549

CONSUMER DISCRETIONARY - 12.0%
Automobiles - 0.7%
Ferrari NV	7,300	1,178,366
Diversified Consumer Services - 1.2%
Grand Canyon Education, Inc. (a)	9,602	1,123,626
Laureate Education, Inc. Class A (a)	47,100	739,941
		1,863,567
Hotels, Restaurants & Leisure - 2.3%
Dalata Hotel Group PLC	123,340	659,876
McDonald's Corp.	14,700	3,052,602
		3,712,478
Household Durables - 1.9%
D.R. Horton, Inc.	32,500	1,401,725
NVR, Inc. (a)	510	1,718,828
		3,120,553
Internet & Direct Marketing Retail - 3.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	10,600	1,796,170
Amazon.com, Inc. (a)	1,900	3,597,897
		5,394,067
Specialty Retail - 2.3%
Five Below, Inc. (a)	2,800	336,056
Ross Stores, Inc.	18,900	1,873,368
Ulta Beauty, Inc. (a)	4,100	1,422,249
		3,631,673
Textiles, Apparel & Luxury Goods - 0.3%
LVMH Moet Hennessy Louis Vuitton SE	1,000	424,948

TOTAL CONSUMER DISCRETIONARY		19,325,652

CONSUMER STAPLES - 5.8%
Beverages - 2.1%
Coca-Cola European Partners PLC	17,800	1,005,700
Keurig Dr. Pepper, Inc.	30,500	881,450
Pernod Ricard SA	7,667	1,412,776
		3,299,926
Household Products - 3.2%
Energizer Holdings, Inc.	23,500	908,040
Procter & Gamble Co.	39,100	4,287,315
Reckitt Benckiser Group PLC	9	711
		5,196,066
Personal Products - 0.5%
Estee Lauder Companies, Inc. Class A	4,700	860,617

TOTAL CONSUMER STAPLES		9,356,609

ENERGY - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Cheniere Energy, Inc. (a)	14,500	992,525
Hess Corp.	30,700	1,951,599
		2,944,124
FINANCIALS - 11.7%
Banks - 4.5%
Citigroup, Inc.	25,200	1,764,756
HDFC Bank Ltd. sponsored ADR	13,000	1,690,520
M&T Bank Corp.	17,800	3,027,246
SunTrust Banks, Inc.	12,100	760,485
		7,243,007
Capital Markets - 3.6%
Charles Schwab Corp.	36,075	1,449,854
CME Group, Inc.	12,000	2,329,320
HDFC Asset Management Co. Ltd. (b)	1,400	41,860
HUB24 Ltd. (c)	42,444	353,998
Lazard Ltd. Class A	10,500	361,095
Morningstar, Inc.	3,100	448,384
The Blackstone Group LP	20,400	906,168
		5,890,679
Consumer Finance - 1.1%
American Express Co.	14,800	1,826,912
Diversified Financial Services - 0.2%
Netwealth Group Ltd.	54,886	308,262
Insurance - 2.3%
American International Group, Inc.	41,000	2,184,480
Aon PLC	7,600	1,466,648
		3,651,128

TOTAL FINANCIALS		18,919,988

HEALTH CARE - 14.7%
Biotechnology - 2.8%
AbbVie, Inc.	15,700	1,141,704
AC Immune SA (a)	8,700	48,285
Alexion Pharmaceuticals, Inc. (a)	15,125	1,981,073
Biogen, Inc. (a)	2,500	584,675
Vertex Pharmaceuticals, Inc. (a)	4,000	733,520
		4,489,257
Health Care Equipment & Supplies - 3.8%
Alcon, Inc. (a)	5,870	362,470
Alcon, Inc. (a)	12,200	757,010
Align Technology, Inc. (a)	3,200	875,840
Boston Scientific Corp. (a)	53,300	2,290,834
Intuitive Surgical, Inc. (a)	2,400	1,258,920
Masimo Corp. (a)	2,100	312,522
Penumbra, Inc. (a)	1,900	304,000
		6,161,596
Health Care Providers & Services - 1.7%
Guardant Health, Inc.	1,000	86,330
National Vision Holdings, Inc. (a)	13,000	399,490
UnitedHealth Group, Inc.	9,500	2,318,095
		2,803,915
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	2,600	421,486
Life Sciences Tools & Services - 2.7%
Avantor, Inc.	22,500	429,525
Bio-Techne Corp.	100	20,849
Codexis, Inc. (a)	5,100	93,993
Mettler-Toledo International, Inc. (a)	2,100	1,764,000
QIAGEN NV (a)	10,200	413,610
Thermo Fisher Scientific, Inc.	5,600	1,644,608
		4,366,585
Pharmaceuticals - 3.4%
AstraZeneca PLC sponsored ADR	61,300	2,530,464
Corteva, Inc.	15,532	459,281
Horizon Pharma PLC (a)	26,800	644,808
Perrigo Co. PLC	16,300	776,206
Zoetis, Inc. Class A	8,900	1,010,061
		5,420,820

TOTAL HEALTH CARE		23,663,659

INDUSTRIALS - 8.4%
Aerospace & Defense - 0.3%
HEICO Corp. Class A	5,100	527,187
Building Products - 0.6%
Kingspan Group PLC (Ireland)	18,056	980,583
Commercial Services & Supplies - 0.9%
Copart, Inc. (a)	18,348	1,371,330
Electrical Equipment - 2.3%
AMETEK, Inc.	12,400	1,126,416
Fortive Corp.	30,500	2,486,360
		3,612,776
Machinery - 2.1%
Deere & Co.	4,900	811,979
Gardner Denver Holdings, Inc. (a)	44,700	1,546,620
IDEX Corp.	6,100	1,050,054
		3,408,653
Professional Services - 1.4%
Equifax, Inc.	9,700	1,311,828
TransUnion Holding Co., Inc.	12,100	889,471
		2,201,299
Road & Rail - 0.8%
Norfolk Southern Corp.	6,800	1,355,444

TOTAL INDUSTRIALS		13,457,272

INFORMATION TECHNOLOGY - 30.5%
Communications Equipment - 0.5%
Cisco Systems, Inc.	14,300	782,639
Electronic Equipment & Components - 0.3%
Zebra Technologies Corp. Class A (a)	2,700	565,623
IT Services - 8.6%
Booz Allen Hamilton Holding Corp. Class A	25,300	1,675,113
Fiserv, Inc. (a)	14,800	1,349,168
Fiverr International Ltd.	1,100	32,670
GreenSky, Inc. Class A (a)(c)	32,700	401,883
PayPal Holdings, Inc. (a)	20,289	2,322,279
Verra Mobility Corp. (a)	11,000	143,990
Visa, Inc. Class A	45,316	7,864,592
		13,789,695
Semiconductors & Semiconductor Equipment - 6.0%
ASML Holding NV	3,900	810,927
Cree, Inc. (a)	5,700	320,226
Lam Research Corp.	2,600	488,384
Marvell Technology Group Ltd.	3,500	83,545
NVIDIA Corp.	6,400	1,051,072
NXP Semiconductors NV	24,800	2,420,728
Qualcomm, Inc.	37,600	2,860,232
Semtech Corp. (a)	6,500	312,325
Texas Instruments, Inc.	11,200	1,285,312
		9,632,751
Software - 13.1%
Adobe, Inc. (a)	11,700	3,447,405
ANSYS, Inc. (a)	2,000	409,640
Autodesk, Inc. (a)	4,600	749,340
Black Knight, Inc. (a)	18,500	1,112,775
Crowdstrike Holdings, Inc.	300	20,487
Intuit, Inc.	6,000	1,567,980
Microsoft Corp.	78,200	10,475,670
Parametric Technology Corp. (a)	8,000	718,080
Salesforce.com, Inc. (a)	11,600	1,760,068
Slack Technologies, Inc. Class A (a)	3,408	127,800
SolarWinds, Inc. (a)	10,600	194,404
Splunk, Inc. (a)	4,600	578,450
		21,162,099
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	16,590	3,283,493

TOTAL INFORMATION TECHNOLOGY		49,216,300

MATERIALS - 2.4%
Chemicals - 1.8%
DowDuPont, Inc.	15,532	1,165,987
Sherwin-Williams Co.	2,400	1,099,896
The Chemours Co. LLC	26,700	640,800
		2,906,683
Containers & Packaging - 0.6%
Aptargroup, Inc.	8,000	994,720

TOTAL MATERIALS		3,901,403

REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.5%
American Tower Corp.	18,400	3,761,880
Crown Castle International Corp.	12,200	1,590,270
Prologis, Inc.	11,500	921,150
SBA Communications Corp. Class A (a)	4,600	1,034,264
		7,307,564
UTILITIES - 0.6%
Water Utilities - 0.6%
American Water Works Co., Inc.	8,000	928,000
TOTAL COMMON STOCKS
(Cost $128,175,132)		155,614,120

Nonconvertible Preferred Stocks - 2.0%
ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Petroleo Brasileiro SA - Petrobras sponsored ADR	150,400	2,341,728
FINANCIALS - 0.5%
Banks - 0.5%
Itau Unibanco Holding SA sponsored ADR	90,600	853,452
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $3,248,042)		3,195,180

Money Market Funds - 2.1%
Fidelity Cash Central Fund 2.42% (d)	2,712,157	2,712,700
Fidelity Securities Lending Cash Central Fund 2.42% (d)(e)	637,779	637,842
TOTAL MONEY MARKET FUNDS
(Cost $3,350,542)		3,350,542
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $134,773,716)		162,159,842
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(1,026,310)
NET ASSETS - 100%		$161,133,532

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $41,860 or 0.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,481
Fidelity Securities Lending Cash Central Fund	2,854
Total	$13,335

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$6,593,549	$5,765,668	$827,881	$--
Consumer Discretionary	19,325,652	19,325,652	--	--
Consumer Staples	9,356,609	9,355,898	711	--
Energy	5,285,852	5,285,852	--	--
Financials	19,773,440	19,773,440	--	--
Health Care	23,663,659	23,663,659	--	--
Industrials	13,457,272	13,457,272	--	--
Information Technology	49,216,300	49,216,300	--	--
Materials	3,901,403	3,901,403	--	--
Real Estate	7,307,564	7,307,564	--	--
Utilities	928,000	928,000	--	--
Money Market Funds	3,350,542	3,350,542	--	--
Total Investments in Securities:	$162,159,842	$161,331,250	$828,592	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.2%
United Kingdom	3.1%
Netherlands	2.7%
Brazil	2.0%
Ireland	1.9%
Cayman Islands	1.6%
France	1.2%
India	1.0%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $641,373) — See accompanying schedule: Unaffiliated issuers (cost $131,423,174)	$158,809,300
Fidelity Central Funds (cost $3,350,542)	3,350,542
Total Investment in Securities (cost $134,773,716)		$162,159,842
Receivable for investments sold		9,367
Dividends receivable		45,461
Distributions receivable from Fidelity Central Funds		5,023
Other receivables		920
Total assets		162,220,613
Liabilities
Payable for investments purchased	$242,896
Payable for fund shares redeemed	79,669
Accrued management fee	71,026
Distribution and service plan fees payable	3,351
Other affiliated payables	21,741
Other payables and accrued expenses	30,548
Collateral on securities loaned	637,850
Total liabilities		1,087,081
Net Assets		$161,133,532
Net Assets consist of:
Paid in capital		$134,552,279
Total distributable earnings (loss)		26,581,253
Net Assets		$161,133,532
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($22,655,668 ÷ 1,861,986 shares)		$12.17
Service Class:
Net Asset Value, offering price and redemption price per share ($276,111 ÷ 22,995 shares)		$12.01
Service Class 2:
Net Asset Value, offering price and redemption price per share ($15,974,789 ÷ 1,361,042 shares)		$11.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($122,226,964 ÷ 10,071,885 shares)		$12.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2019 (Unaudited)
Investment Income
Dividends		$1,038,094
Income from Fidelity Central Funds (including $2,854 from security lending)		13,335
Total income		1,051,429
Expenses
Management fee	$421,043
Transfer agent fees	98,062
Distribution and service plan fees	19,922
Accounting and security lending fees	30,450
Custodian fees and expenses	4,460
Independent trustees' fees and expenses	373
Audit	23,213
Legal	3,377
Miscellaneous	507
Total expenses before reductions	601,407
Expense reductions	(8,465)
Total expenses after reductions		592,942
Net investment income (loss)		458,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	481,820
Fidelity Central Funds	(8)
Foreign currency transactions	(1,510)
Total net realized gain (loss)		480,302
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,383)	26,303,505
Assets and liabilities in foreign currencies	103
Total change in net unrealized appreciation (depreciation)		26,303,608
Net gain (loss)		26,783,910
Net increase (decrease) in net assets resulting from operations		$27,242,397

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$458,487	$771,094
Net realized gain (loss)	480,302	26,450,990
Change in net unrealized appreciation (depreciation)	26,303,608	(34,768,544)
Net increase (decrease) in net assets resulting from operations	27,242,397	(7,546,460)
Distributions to shareholders	(26,327,807)	(17,034,451)
Share transactions - net increase (decrease)	16,159,623	8,079,283
Total increase (decrease) in net assets	17,074,213	(16,501,628)
Net Assets
Beginning of period	144,059,319	160,560,947
End of period	$161,133,532	$144,059,319

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$14.43	$12.53	$12.85	$13.56	$12.76
Income from Investment Operations
Net investment income (loss)A	.04	.08	.10	.12	.13	.06
Net realized and unrealized gain (loss)	2.15	(.73)B	2.77	.17	.04	1.30
Total from investment operations	2.19	(.65)	2.87	.29	.17	1.36
Distributions from net investment income	(.02)	(.08)	(.12)	(.11)	(.12)	(.06)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(2.26)	(1.54)	(.97)C	(.61)D	(.88)E	(.56)
Net asset value, end of period	$12.17	$12.24	$14.43	$12.53	$12.85	$13.56
Total ReturnF,G,H	19.38%	(4.89)%B	23.89%	2.88%	1.30%	10.92%
Ratios to Average Net AssetsI,J
Expenses before reductions	.68%K	.69%	.72%	.71%	.70%	.72%
Expenses net of fee waivers, if any	.68%K	.69%	.72%	.71%	.70%	.72%
Expenses net of all reductions	.67%K	.68%	.71%	.70%	.69%	.71%
Net investment income (loss)	.67%K	.54%	.73%	.99%	.97%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$22,656	$20,701	$24,566	$25,141	$37,281	$38,705
Portfolio turnover rateL	75%K	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.25)%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.88 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.767 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$14.28	$12.41	$12.74	$13.45	$12.66
Income from Investment Operations
Net investment income (loss)A	.03	.06	.08	.11	.12	.05
Net realized and unrealized gain (loss)	2.13	(.71)B	2.75	.16	.03	1.29
Total from investment operations	2.16	(.65)	2.83	.27	.15	1.34
Distributions from net investment income	(.02)	(.06)	(.10)	(.10)	(.10)	(.05)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(2.26)	(1.52)	(.96)	(.60)C	(.86)D	(.55)
Net asset value, end of period	$12.01	$12.11	$14.28	$12.41	$12.74	$13.45
Total ReturnE,F,G	19.33%	(4.97)%B	23.76%	2.76%	1.16%	10.88%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%J	.79%	.82%	.81%	.80%	.81%
Expenses net of fee waivers, if any	.78%J	.79%	.82%	.81%	.80%	.81%
Expenses net of all reductions	.77%J	.78%	.81%	.80%	.79%	.80%
Net investment income (loss)	.57%J	.44%	.63%	.89%	.87%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$276	$265	$631	$530	$642	$946
Portfolio turnover rateK	75%J	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.33)%.

 C Total distributions of $.60 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.494 per share.

 D Total distributions of $.86 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.797 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.88	$14.05	$12.23	$12.56	$13.27	$12.50
Income from Investment Operations
Net investment income (loss)A	.02	.04	.06	.09	.09	.03
Net realized and unrealized gain (loss)	2.10	(.71)B	2.70	.16	.05	1.27
Total from investment operations	2.12	(.67)	2.76	.25	.14	1.30
Distributions from net investment income	(.01)	(.05)	(.08)	(.09)	(.08)	(.03)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(2.26)C	(1.50)D	(.94)	(.58)	(.85)	(.53)
Net asset value, end of period	$11.74	$11.88	$14.05	$12.23	$12.56	$13.27
Total ReturnE,F,G	19.31%	(5.17)%B	23.50%	2.66%	1.02%	10.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	.93%J	.94%	.97%	.96%	.95%	.97%
Expenses net of fee waivers, if any	.93%J	.94%	.97%	.96%	.95%	.97%
Expenses net of all reductions	.92%J	.93%	.96%	.95%	.94%	.96%
Net investment income (loss)	.42%J	.29%	.48%	.74%	.72%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$15,975	$14,533	$17,294	$16,830	$20,128	$24,336
Portfolio turnover rateK	75%J	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.32 per share. Excluding this reimbursement, the total return would have been (7.53)%.

 C Total distributions of $2.26 per share is comprised of distributions from net investment income of $.014 and distributions from net realized gain of $2.242 per share.

 D Total distributions of $1.50 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $1.455 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.21	$14.40	$12.51	$12.83	$13.54	$12.75
Income from Investment Operations
Net investment income (loss)A	.04	.06	.09	.11	.12	.05
Net realized and unrealized gain (loss)	2.15	(.72)B	2.76	.17	.04	1.29
Total from investment operations	2.19	(.66)	2.85	.28	.16	1.34
Distributions from net investment income	(.02)	(.07)	(.11)	(.10)	(.11)	(.05)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(2.26)	(1.53)	(.96)C	(.60)D	(.87)E	(.55)
Net asset value, end of period	$12.14	$12.21	$14.40	$12.51	$12.83	$13.54
Total ReturnF,G,H	19.42%	(5.00)%B	23.74%	2.81%	1.22%	10.79%
Ratios to Average Net AssetsI,J
Expenses before reductions	.76%K	.77%	.80%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.76%K	.77%	.80%	.79%	.78%	.79%
Expenses net of all reductions	.75%K	.76%	.79%	.78%	.77%	.79%
Net investment income (loss)	.59%K	.46%	.65%	.90%	.89%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$122,227	$108,561	$118,071	$112,998	$165,416	$142,646
Portfolio turnover rateL	75%K	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.36)%.

 C Total distributions of $.96 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.87 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.767 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2019

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,663,337
Gross unrealized depreciation	(2,379,665)
Net unrealized appreciation (depreciation)	$27,283,672
Tax cost	$134,876,170

The Fund elected to defer to its next fiscal year approximately $1,419,716 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $57,554,664 and $69,296,301, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$148
Service Class 2	19,774
$19,922

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .15% of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$7,277
Service Class	96
Service Class 2	5,141
Investor Class	85,548
$98,062

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annualized rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,376 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $224 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,803 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $594.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$3,774,970	$2,567,583
Service Class	49,679	67,206
Service Class 2	2,722,664	1,785,173
Investor Class	19,780,494	12,614,489
Total	$26,327,807	$17,034,451

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Initial Class
Shares sold	50,173	107,976	$620,158	$1,540,215
Reinvestment of distributions	334,957	199,292	3,774,970	2,567,583
Shares redeemed	(214,923)	(317,757)	(2,578,558)	(4,391,696)
Net increase (decrease)	170,207	(10,489)	$1,816,570	$(283,898)
Service Class
Shares sold	510	5,429	$6,598	$83,673
Reinvestment of distributions	4,467	5,244	49,679	67,206
Shares redeemed	(3,851)	(32,965)	(46,144)	(451,765)
Net increase (decrease)	1,126	(22,292)	$10,133	$(300,886)
Service Class 2
Shares sold	23,512	104,939	$269,888	$1,419,724
Reinvestment of distributions	250,245	142,453	2,722,664	1,785,173
Shares redeemed	(135,601)	(254,994)	(1,566,568)	(3,486,299)
Net increase (decrease)	138,156	(7,602)	$1,425,984	$(281,402)
Investor Class
Shares sold	183,012	954,026	$2,237,429	$13,447,500
Reinvestment of distributions	1,759,830	980,791	19,780,494	12,614,489
Shares redeemed	(760,171)	(1,242,324)	(9,110,987)	(17,116,520)
Net increase (decrease)	1,182,671	692,493	$12,906,936	$8,945,469

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 to June 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period-B January 1, 2019 to June 30, 2019
Initial Class	.68%
Actual		$1,000.00	$1,193.80	$3.70
Hypothetical-C		$1,000.00	$1,021.42	$3.41
Service Class	.78%
Actual		$1,000.00	$1,193.30	$4.24
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Service Class 2.93%
Actual		$1,000.00	$1,193.10	$5.06
Hypothetical-C		$1,000.00	$1,020.18	$4.66
Investor Class	.76%
Actual		$1,000.00	$1,194.20	$4.13
Hypothetical-C		$1,000.00	$1,021.03	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Dynamic Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in October 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Dynamic Capital Appreciation Portfolio

2018 Total Return % vs. Morningstar Custom Large/Mid Value Blend Growth and S&P 500:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
25.0
20.0
15.0
10.0
5.0
21.7
21.4
17.8
14.4
9.1
45.0
40.0
35.0
30.0
25.0
40.2
38.9
32.0
31.0
25.3
90.0
80.0
70.0
60.0
87.9
87.7
87.9
85.6
61.4
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	87%	47%	76%
Service Class	87%	46%	75%
Service Class 2	86%	44%	72%
Investor Class	86%	46%	75%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Dynamic Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Service Class 2 ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and the competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPDCA-SANN-0819
1.761772.118

Fidelity® Variable Insurance Products: Balanced Portfolio Semi-Annual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of June 30, 2019

% of fund's net assets
Microsoft Corp.	3.2
Apple, Inc.	2.2
Amazon.com, Inc.	2.1
Facebook, Inc. Class A	1.7
Alphabet, Inc. Class C	1.4
10.6

Top Five Bond Issuers as of June 30, 2019

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	10.1
Fannie Mae	3.4
Ginnie Mae	2.5
Freddie Mac	1.8
Morgan Stanley	0.6
18.4

Top Five Market Sectors as of June 30, 2019

% of fund's net assets
Financials	13.9
Information Technology	13.0
Health Care	10.2
Consumer Discretionary	8.2
Communication Services	8.1

Asset Allocation (% of fund's net assets)

As of June 30, 2019 *
Stocks and Equity Futures	66.9%
Bonds	32.8%
Other Investments	0.3%

 * Foreign investments - 10.3%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 65.5%
	Shares	Value
COMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	823,871	$27,607,917
CenturyLink, Inc.	68,600	806,736
		28,414,653
Entertainment - 1.6%
Activision Blizzard, Inc.	239,567	11,307,562
Electronic Arts, Inc. (a)	70,000	7,088,200
Netflix, Inc. (a)	55,100	20,239,332
Take-Two Interactive Software, Inc. (a)	20,600	2,338,718
The Walt Disney Co.	192,200	26,838,808
Viacom, Inc. Class B (non-vtg.)	56,000	1,672,720
		69,485,340
Interactive Media & Services - 3.9%
Alphabet, Inc.:
Class A (a)	17,962	19,449,254
Class C (a)	58,849	63,610,473
CarGurus, Inc. Class A (a)	42,800	1,545,508
Facebook, Inc. Class A (a)	381,804	73,688,172
Momo, Inc. ADR	113,200	4,052,560
Tencent Holdings Ltd.	230,400	10,423,162
Twitter, Inc. (a)	80,100	2,795,490
		175,564,619
Media - 0.5%
Comcast Corp. Class A	531,090	22,454,485
MDC Partners, Inc. Class A (a)	185,021	466,253
		22,920,738
Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc. (a)	30,500	548,085
T-Mobile U.S., Inc. (a)	106,503	7,896,132
		8,444,217

TOTAL COMMUNICATION SERVICES		304,829,567

CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.1%
Aptiv PLC	68,500	5,536,855
Distributors - 0.1%
LKQ Corp. (a)	150,300	3,999,483
Diversified Consumer Services - 0.1%
Arco Platform Ltd. Class A	66,700	2,920,126
Grand Canyon Education, Inc. (a)	7,500	877,650
		3,797,776
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp.	112,700	4,063,962
Cedar Fair LP (depositary unit)	68,100	3,247,689
Churchill Downs, Inc.	18,600	2,140,302
Compass Group PLC	392,100	9,399,334
Dunkin' Brands Group, Inc.	42,800	3,409,448
Marriott International, Inc. Class A	69,091	9,692,776
McDonald's Corp.	143,400	29,778,444
Sea Ltd. ADR (a)	15,800	524,876
Starbucks Corp.	90,090	7,552,245
U.S. Foods Holding Corp. (a)	202,000	7,223,520
Wyndham Hotels & Resorts, Inc.	63,377	3,532,634
Wynn Resorts Ltd.	25,500	3,161,745
		83,726,975
Household Durables - 0.2%
Lennar Corp. Class A	152,800	7,404,688
Internet & Direct Marketing Retail - 3.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	74,000	12,539,300
Amazon.com, Inc. (a)	48,710	92,238,717
MakeMyTrip Ltd. (a)	51,314	1,272,587
Meituan Dianping Class B	1,889,600	16,569,710
Naspers Ltd. Class N	5,800	1,403,891
Pinduoduo, Inc. ADR	60,300	1,243,989
The Booking Holdings, Inc. (a)	6,900	12,935,499
		138,203,693
Leisure Products - 0.0%
Mattel, Inc. (a)(b)	238,400	2,672,464
Media - 0.0%
iQIYI, Inc. ADR (a)	17,100	353,115
MultiChoice Group Ltd. (a)	2,600	24,730
		377,845
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	93,800	10,073,182
Specialty Retail - 1.7%
Lowe's Companies, Inc.	155,500	15,691,505
O'Reilly Automotive, Inc. (a)	16,200	5,982,984
The Children's Place Retail Stores, Inc.	23,400	2,231,892
The Home Depot, Inc.	163,808	34,067,150
TJX Companies, Inc.	330,980	17,502,222
		75,475,753
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	119,030	9,992,569
Prada SpA	439,700	1,359,340
PVH Corp.	29,200	2,763,488
Rattler Midstream LP	59,500	1,153,705
Tapestry, Inc.	142,900	4,534,217
		19,803,319

TOTAL CONSUMER DISCRETIONARY		351,072,033

CONSUMER STAPLES - 4.6%
Beverages - 1.4%
Constellation Brands, Inc. Class A (sub. vtg.)	47,662	9,386,554
Diageo PLC	72,700	3,129,029
Keurig Dr. Pepper, Inc.	71,117	2,055,281
Monster Beverage Corp. (a)	114,626	7,316,578
PepsiCo, Inc.	70,600	9,257,778
The Coca-Cola Co.	591,786	30,133,743
		61,278,963
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	18,500	4,888,810
Kroger Co.	116,600	2,531,386
Sysco Corp.	97,300	6,881,056
Walmart, Inc.	74,100	8,187,309
		22,488,561
Food Products - 0.7%
Bunge Ltd.	60,728	3,383,157
Conagra Brands, Inc.	134,200	3,558,984
Danone SA	29,600	2,506,298
Mondelez International, Inc.	332,400	17,916,360
The Kraft Heinz Co.	131,000	4,066,240
The Simply Good Foods Co. (a)	71,300	1,716,904
		33,147,943
Household Products - 1.1%
Colgate-Palmolive Co.	194,344	13,928,634
Energizer Holdings, Inc.	85,300	3,295,992
Procter & Gamble Co.	282,400	30,965,160
		48,189,786
Personal Products - 0.2%
Coty, Inc. Class A	284,431	3,811,375
Unilever NV (Certificaten Van Aandelen) (Bearer)	106,200	6,452,519
		10,263,894
Tobacco - 0.7%
Altria Group, Inc.	253,108	11,984,664
Philip Morris International, Inc.	220,456	17,312,410
		29,297,074

TOTAL CONSUMER STAPLES		204,666,221

ENERGY - 3.2%
Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co. Class A	182,800	4,502,364
Hess Midstream Partners LP	52,300	1,019,850
Liberty Oilfield Services, Inc. Class A	69,500	1,124,510
NCS Multistage Holdings, Inc. (a)	200,500	711,775
Oceaneering International, Inc. (a)	44,000	897,160
		8,255,659
Oil, Gas & Consumable Fuels - 3.0%
Black Stone Minerals LP	106,500	1,650,750
BP PLC sponsored ADR	164,422	6,856,397
Brigham Minerals, Inc. Class A	80,400	1,725,384
Cabot Oil & Gas Corp.	128,560	2,951,738
Chevron Corp.	168,100	20,918,364
Devon Energy Corp.	298,900	8,524,628
Diamondback Energy, Inc.	55,500	6,047,835
EOG Resources, Inc.	157,400	14,663,384
Exxon Mobil Corp.	187,500	14,368,125
Magnolia Oil & Gas Corp. Class A (a)(b)	266,600	3,087,228
Noble Energy, Inc.	155,300	3,478,720
Parsley Energy, Inc. Class A (a)	166,000	3,155,660
Phillips 66 Co.	104,226	9,749,300
Pioneer Natural Resources Co.	60,900	9,370,074
PrairieSky Royalty Ltd.	109,834	1,543,237
Reliance Industries Ltd.	413,073	7,507,205
Suncor Energy, Inc.	256,780	8,009,975
Targa Resources Corp.	40,400	1,586,104
Valero Energy Corp.	85,300	7,302,533
Viper Energy Partners LP	66,800	2,058,776
		134,555,417

TOTAL ENERGY		142,811,076

FINANCIALS - 8.5%
Banks - 3.1%
Bank of America Corp.	1,033,487	29,971,123
Citigroup, Inc.	512,854	35,915,166
EFG Eurobank Ergasias SA (a)	948,900	933,330
First Horizon National Corp.	386,800	5,774,924
Huntington Bancshares, Inc.	1,219,838	16,858,161
KeyCorp	403,200	7,156,800
M&T Bank Corp.	31,600	5,374,212
PNC Financial Services Group, Inc.	67,400	9,252,672
Sberbank of Russia sponsored ADR	159,100	2,446,958
Signature Bank	42,800	5,171,952
State Bank of India (a)	458,900	2,404,317
SunTrust Banks, Inc.	83,900	5,273,115
Wells Fargo & Co.	304,000	14,385,280
		140,918,010
Capital Markets - 1.2%
Apollo Global Management LLC Class A	34,600	1,186,780
BlackRock, Inc. Class A	19,800	9,292,140
Cboe Global Markets, Inc.	96,925	10,044,338
E*TRADE Financial Corp.	300,500	13,402,300
Monex Group, Inc.	547,200	1,928,637
Morgan Stanley	233,000	10,207,730
State Street Corp.	65,800	3,688,748
Tradeweb Markets, Inc. Class A	21,900	959,439
Virtu Financial, Inc. Class A	220,700	4,806,846
		55,516,958
Consumer Finance - 2.2%
360 Finance, Inc. ADR (b)	421,300	4,950,275
Ally Financial, Inc.	182,500	5,655,675
American Express Co.	154,500	19,071,480
Capital One Financial Corp.	438,358	39,776,605
Green Dot Corp. Class A (a)	22,500	1,100,250
LexinFintech Holdings Ltd. ADR (a)	105,300	1,175,148
OneMain Holdings, Inc.	383,829	12,977,258
PPDAI Group, Inc. ADR	78,687	342,288
Shriram Transport Finance Co. Ltd.	52,600	824,245
SLM Corp.	302,552	2,940,805
Synchrony Financial	216,100	7,492,187
		96,306,216
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc.:
Class A (a)	13	4,138,550
Class B (a)	46,400	9,891,088
Kimbell Royalty Partners LP	126,639	2,045,220
		16,074,858
Insurance - 1.6%
American International Group, Inc.	305,400	16,271,712
Hartford Financial Services Group, Inc.	125,300	6,981,716
Marsh& McLennan Companies, Inc.	130,297	12,997,126
MetLife, Inc.	235,900	11,717,153
The Travelers Companies, Inc.	77,500	11,587,800
Willis Group Holdings PLC	70,102	13,427,337
		72,982,844

TOTAL FINANCIALS		381,798,886

HEALTH CARE - 9.3%
Biotechnology - 1.5%
Alexion Pharmaceuticals, Inc. (a)	138,350	18,121,083
Amgen, Inc.	96,504	17,783,757
Celgene Corp. (a)	89,900	8,310,356
Global Blood Therapeutics, Inc. (a)	36,669	1,928,789
Immunomedics, Inc. (a)	58,000	804,460
Sarepta Therapeutics, Inc. (a)	16,500	2,507,175
Vertex Pharmaceuticals, Inc. (a)	111,400	20,428,532
		69,884,152
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	386,000	32,462,600
Becton, Dickinson & Co.	90,100	22,706,101
Boston Scientific Corp. (a)	715,880	30,768,522
Danaher Corp.	55,600	7,946,352
Haemonetics Corp. (a)	7,100	854,414
Hologic, Inc. (a)	126,200	6,060,124
Intuitive Surgical, Inc. (a)	29,900	15,684,045
Stryker Corp.	32,900	6,763,582
Wright Medical Group NV (a)	200,200	5,969,964
		129,215,704
Health Care Providers & Services - 2.1%
DaVita HealthCare Partners, Inc. (a)	72,000	4,050,720
HCA Holdings, Inc.	115,200	15,571,584
Humana, Inc.	56,800	15,069,040
Molina Healthcare, Inc. (a)	56,700	8,116,038
UnitedHealth Group, Inc.	207,089	50,531,787
		93,339,169
Health Care Technology - 0.0%
Change Healthcare, Inc.	126,200	1,842,520
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc.	93,017	27,317,233
Pharmaceuticals - 2.2%
Allergan PLC	52,023	8,710,211
AstraZeneca PLC:
(United Kingdom)	25,900	2,117,369
sponsored ADR	500,100	20,644,128
Bristol-Myers Squibb Co.	509,560	23,108,546
Corteva, Inc.	146,292	4,325,854
Eli Lilly & Co.	97,000	10,746,630
Horizon Pharma PLC (a)	99,300	2,389,158
Roche Holding AG (participation certificate)	89,516	25,170,813
		97,212,709

TOTAL HEALTH CARE		418,811,487

INDUSTRIALS - 7.0%
Aerospace & Defense - 1.1%
General Dynamics Corp.	27,800	5,054,596
Northrop Grumman Corp.	35,940	11,612,573
Raytheon Co.	8,360	1,453,637
The Boeing Co.	31,280	11,386,233
United Technologies Corp.	144,710	18,841,242
		48,348,281
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	194,577	20,093,967
Airlines - 0.3%
American Airlines Group, Inc.	386,315	12,597,732
Construction & Engineering - 0.7%
AECOM (a)	729,565	27,614,035
Jacobs Engineering Group, Inc.	18,300	1,544,337
		29,158,372
Electrical Equipment - 0.9%
Sensata Technologies, Inc. PLC (a)	215,250	10,547,250
Sunrun, Inc. (a)	1,104,735	20,724,829
Vivint Solar, Inc. (a)	1,252,539	9,143,535
		40,415,614
Industrial Conglomerates - 1.0%
3M Co.	22,470	3,894,950
General Electric Co.	3,177,300	33,361,650
Honeywell International, Inc.	40,740	7,112,797
		44,369,397
Machinery - 0.6%
Caterpillar, Inc.	2,200	299,838
Minebea Mitsumi, Inc.	306,100	5,181,399
WABCO Holdings, Inc. (a)	170,469	22,604,189
		28,085,426
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	10,890	13,550,612
Professional Services - 0.3%
Nielsen Holdings PLC	576,853	13,036,878
Road & Rail - 0.9%
CSX Corp.	202,550	15,671,294
Norfolk Southern Corp.	112,230	22,370,806
Union Pacific Corp.	26,800	4,532,148
		42,574,248
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	523,055	21,068,655
Univar, Inc. (a)	84,900	1,871,196
		22,939,851

TOTAL INDUSTRIALS		315,170,378

INFORMATION TECHNOLOGY - 12.8%
Communications Equipment - 0.3%
Cisco Systems, Inc.	227,400	12,445,602
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	317,700	3,018,150
		15,463,752
Electronic Equipment & Components - 0.1%
Flextronics International Ltd. (a)	253,500	2,425,995
Jabil, Inc.	39,400	1,245,040
		3,671,035
Internet Software & Services - 0.1%
Wise Talent Information Technology Co. Ltd. (a)	882,200	2,337,717
IT Services - 1.4%
Akamai Technologies, Inc. (a)	21,300	1,706,982
Alliance Data Systems Corp.	67,000	9,388,710
Cognizant Technology Solutions Corp. Class A	77,100	4,887,369
DXC Technology Co.	49,200	2,713,380
Elastic NV (b)	136,800	10,213,488
Fidelity National Information Services, Inc.	21,600	2,649,888
FleetCor Technologies, Inc. (a)	4,800	1,348,080
Global Payments, Inc.	19,700	3,154,561
GreenSky, Inc. Class A (a)	96,500	1,185,985
MasterCard, Inc. Class A	12,300	3,253,719
PagSeguro Digital Ltd. (a)	21,500	837,855
PayPal Holdings, Inc. (a)	154,600	17,695,516
Verra Mobility Corp. (a)	140,600	1,840,454
Visa, Inc. Class A	20,900	3,627,195
		64,503,182
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Micro Devices, Inc. (a)	79,400	2,411,378
ams AG	32,512	1,274,569
Analog Devices, Inc.	31,100	3,510,257
Applied Materials, Inc.	165,500	7,432,605
Broadcom, Inc.	39,800	11,456,828
Lam Research Corp.	83,500	15,684,640
MACOM Technology Solutions Holdings, Inc. (a)	153,474	2,322,062
Marvell Technology Group Ltd.	369,900	8,829,513
Microchip Technology, Inc. (b)	21,000	1,820,700
Micron Technology, Inc. (a)	210,200	8,111,618
NVIDIA Corp.	108,900	17,884,647
NXP Semiconductors NV	181,600	17,725,976
ON Semiconductor Corp. (a)	909,712	18,385,280
Qualcomm, Inc.	281,297	21,398,263
Sanken Electric Co. Ltd.	86,300	1,801,802
Semtech Corp. (a)	7,300	350,765
Xilinx, Inc.	20,500	2,417,360
		142,818,263
Software - 5.3%
2U, Inc. (a)	96,400	3,628,496
Adobe, Inc. (a)	62,031	18,277,434
Autodesk, Inc. (a)	79,961	13,025,647
Avast PLC(c)	3,900	14,858
Blue Prism Group PLC (a)	89,246	1,566,331
Box, Inc. Class A (a)	6,400	112,704
Cardlytics, Inc. (a)	51,004	1,325,084
Citrix Systems, Inc.	67,318	6,606,589
Everbridge, Inc. (a)	400	35,768
Kingsoft Corp. Ltd.	1,344,000	2,907,639
LivePerson, Inc. (a)	20,700	580,428
Microsoft Corp.	1,057,400	141,649,300
Parametric Technology Corp. (a)	42,611	3,824,763
Pivotal Software, Inc. (a)	56,700	598,752
Pluralsight, Inc. (a)	34,600	1,049,072
Salesforce.com, Inc. (a)	135,500	20,559,415
SurveyMonkey	559,459	9,236,668
Symantec Corp.	137,900	3,000,704
Talend SA ADR (a)	140,064	5,405,070
Totvs SA	89,000	1,019,110
Varonis Systems, Inc. (a)	49,500	3,066,030
Zuora, Inc. (a)	139,320	2,134,382
		239,624,244
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	498,266	98,616,807
Pure Storage, Inc. Class A (a)	348,200	5,317,014
Western Digital Corp.	35,700	1,697,535
		105,631,356

TOTAL INFORMATION TECHNOLOGY		574,049,549

MATERIALS - 1.6%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	27,900	6,315,723
Amyris, Inc. (a)(b)	229,800	818,088
Dow, Inc. (a)	48,359	2,384,582
DowDuPont, Inc.	124,592	9,353,121
Ecolab, Inc.	20,900	4,126,496
International Flavors & Fragrances, Inc.	20,000	2,901,800
LG Chemical Ltd.	11,320	3,467,712
Linde PLC	65,416	13,135,533
LyondellBasell Industries NV Class A	11,300	973,269
Olin Corp.	214,800	4,706,268
Sherwin-Williams Co.	6,000	2,749,740
The Chemours Co. LLC	221,930	5,326,320
Tronox Holdings PLC	89,100	1,138,698
W.R. Grace & Co.	9,800	745,878
Westlake Chemical Corp.	11,004	764,338
		58,907,566
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	10,300	2,370,133
Vulcan Materials Co.	20,200	2,773,662
		5,143,795
Containers & Packaging - 0.1%
Avery Dennison Corp.	17,600	2,035,968
Crown Holdings, Inc. (a)	61,600	3,763,760
		5,799,728
Metals & Mining - 0.1%
Newmont Goldcorp Corp.	91,500	3,520,005

TOTAL MATERIALS		73,371,094

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc.	47,400	6,687,666
American Tower Corp.	96,400	19,708,980
Ant International Co. Ltd. Class C (a)(d)(e)	621,699	4,681,393
CorePoint Lodging, Inc.	59,100	732,249
Corporate Office Properties Trust (SBI)	179,900	4,743,963
Crown Castle International Corp.	24,700	3,219,645
Equinix, Inc.	20,500	10,337,945
Equity Lifestyle Properties, Inc.	30,700	3,725,138
Front Yard Residential Corp. Class B	222,200	2,715,284
Outfront Media, Inc.	26,520	683,951
Potlatch Corp.	69,900	2,724,702
Prologis, Inc.	119,000	9,531,900
Simon Property Group, Inc.	7,300	1,166,248
Spirit Realty Capital, Inc.	28,580	1,219,223
Store Capital Corp.	47,700	1,583,163
VICI Properties, Inc.	103,100	2,272,324
Welltower, Inc.	102,000	8,316,060
		84,049,834
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC	160,000	2,860,800

TOTAL REAL ESTATE		86,910,634

UTILITIES - 1.9%
Electric Utilities - 1.2%
Edison International	106,100	7,152,201
Entergy Corp.	32,800	3,376,104
Evergy, Inc.	38,825	2,335,324
Exelon Corp.	257,435	12,341,434
FirstEnergy Corp.	173,200	7,414,692
NextEra Energy, Inc.	64,851	13,285,376
PG&E Corp. (a)	52,199	1,196,401
PPL Corp.	182,800	5,668,628
Southern Co.	46,800	2,587,104
		55,357,264
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	53,543	1,880,430
The AES Corp.	85,900	1,439,684
		3,320,114
Multi-Utilities - 0.6%
Dominion Resources, Inc.	158,978	12,292,179
Public Service Enterprise Group, Inc.	120,800	7,105,456
Sempra Energy	56,498	7,765,085
		27,162,720

TOTAL UTILITIES		85,840,098

TOTAL COMMON STOCKS
(Cost $2,299,411,020)		2,939,331,023
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.11% to 2.39% 7/25/19 to 9/26/19 (f)
(Cost $2,910,352)	2,920,000	2,911,090
	Shares	Value

Fixed-Income Funds - 32.3%
Fidelity High Income Central Fund (g)	911,285	$101,635,614
Fidelity VIP Investment Grade Central Fund (g)	12,582,126	1,350,187,982
TOTAL FIXED-INCOME FUNDS
(Cost $1,399,163,669)		1,451,823,596

Money Market Funds - 2.6%
Fidelity Cash Central Fund 2.42% (h)	106,077,351	106,098,567
Fidelity Securities Lending Cash Central Fund 2.42% (h)(i)	12,350,054	12,351,289
TOTAL MONEY MARKET FUNDS
(Cost $118,444,817)		118,449,856
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $3,819,929,858)		4,512,515,565
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(22,784,944)
NET ASSETS - 100%		$4,489,730,621

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	436	Sept. 2019	$64,183,560	$995,849	$995,849

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,858 or 0.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,681,393 or 0.1% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,911,090.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$3,487,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,119,513
Fidelity High Income Central Fund	3,191,869
Fidelity Securities Lending Cash Central Fund	99,658
Fidelity VIP Investment Grade Central Fund	22,992,790
Total	$27,403,830

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$91,823,084	$3,191,674	$--	$--	$6,620,856	$101,635,614	3.9%
Fidelity VIP Investment Grade Central Fund	1,250,395,464	37,765,031	--	--	62,027,487	1,350,187,982	24.2%
Total	$1,342,218,548	$40,956,705	$--	$--	$68,648,343	$1,451,823,596

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$304,829,567	$294,406,405	$10,423,162	$--
Consumer Discretionary	351,072,033	340,268,808	10,803,225	--
Consumer Staples	204,666,221	192,578,375	12,087,846	--
Energy	142,811,076	142,811,076	--	--
Financials	381,798,886	381,798,886	--	--
Health Care	418,811,487	391,523,305	27,288,182	--
Industrials	315,170,378	301,619,766	13,550,612	--
Information Technology	574,049,549	574,049,549	--	--
Materials	73,371,094	73,371,094	--	--
Real Estate	86,910,634	82,229,241	--	4,681,393
Utilities	85,840,098	85,840,098	--	--
U.S. Government and Government Agency Obligations	2,911,090	--	2,911,090	--
Fixed-Income Funds	1,451,823,596	1,451,823,596	--	--
Money Market Funds	118,449,856	118,449,856	--	--
Total Investments in Securities:	$4,512,515,565	$4,430,770,055	$77,064,117	$4,681,393
Derivative Instruments:
Assets
Futures Contracts	$995,849	$995,849	$--	$--
Total Assets	$995,849	$995,849	$--	$--
Total Derivative Instruments:	$995,849	$995,849	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$995,849	$0
Total Equity Risk	995,849	0
Total Value of Derivatives	$995,849	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets (Unaudited) is as follows. The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	17.8%
AAA,AA,A	3.4%
BBB	7.7%
BB	2.3%
B	0.5%
CCC,CC,C	0.9%
D	0.0%
Not Rated	0.5%
Equities	65.5%
Short-Term Investments and Net Other Assets	1.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
United Kingdom	2.2%
Cayman Islands	2.1%
Netherlands	1.2%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $12,192,291) — See accompanying schedule: Unaffiliated issuers (cost $2,302,321,372)	$2,942,242,113
Fidelity Central Funds (cost $1,517,608,486)	1,570,273,452
Total Investment in Securities (cost $3,819,929,858)		$4,512,515,565
Foreign currency held at value (cost $35,026)		35,022
Receivable for investments sold		16,090,932
Receivable for fund shares sold		1,018,014
Dividends receivable		2,600,339
Distributions receivable from Fidelity Central Funds		466,012
Receivable for daily variation margin on futures contracts		289,940
Other receivables		46,678
Total assets		4,533,062,502
Liabilities
Payable to custodian bank	$1,840,088
Payable for investments purchased	24,945,232
Payable for fund shares redeemed	1,854,980
Accrued management fee	1,423,325
Distribution and service plan fees payable	265,831
Other affiliated payables	543,886
Other payables and accrued expenses	107,591
Collateral on securities loaned	12,350,948
Total liabilities		43,331,881
Net Assets		$4,489,730,621
Net Assets consist of:
Paid in capital		$3,793,736,674
Total distributable earnings (loss)		695,993,947
Net Assets		$4,489,730,621
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($230,805,474 ÷ 12,629,084 shares)		$18.28
Service Class:
Net Asset Value, offering price and redemption price per share ($18,055,097 ÷ 995,404 shares)		$18.14
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,296,660,204 ÷ 72,907,648 shares)		$17.78
Investor Class:
Net Asset Value, offering price and redemption price per share ($2,944,209,846 ÷ 162,572,109 shares)		$18.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2019 (Unaudited)
Investment Income
Dividends		$24,999,079
Interest		26,415
Income from Fidelity Central Funds (including $99,658 from security lending)		27,403,830
Total income		52,429,324
Expenses
Management fee	$8,276,621
Transfer agent fees	2,518,228
Distribution and service plan fees	1,501,843
Accounting and security lending fees	669,294
Custodian fees and expenses	36,330
Independent trustees' fees and expenses	10,058
Audit	47,127
Legal	8,518
Miscellaneous	15,416
Total expenses before reductions	13,083,435
Expense reductions	(91,708)
Total expenses after reductions		12,991,727
Net investment income (loss)		39,437,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,475,575
Fidelity Central Funds	572
Foreign currency transactions	(3,936)
Futures contracts	3,944,627
Total net realized gain (loss)		11,416,838
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $40,184)	448,580,265
Fidelity Central Funds	68,648,343
Assets and liabilities in foreign currencies	7,389
Futures contracts	2,474,457
Total change in net unrealized appreciation (depreciation)		519,710,454
Net gain (loss)		531,127,292
Net increase (decrease) in net assets resulting from operations		$570,564,889

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,437,597	$62,014,836
Net realized gain (loss)	11,416,838	213,326,249
Change in net unrealized appreciation (depreciation)	519,710,454	(454,655,556)
Net increase (decrease) in net assets resulting from operations	570,564,889	(179,314,471)
Distributions to shareholders	(213,990,388)	(259,714,378)
Share transactions - net increase (decrease)	265,136,298	337,820,970
Total increase (decrease) in net assets	621,710,799	(101,207,879)
Net Assets
Beginning of period	3,868,019,822	3,969,227,701
End of period	$4,489,730,621	$3,868,019,822

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.78	$18.76	$16.77	$16.27	$16.93	$17.76
Income from Investment Operations
Net investment income (loss)A	.17	.30	.28	.27	.26	.27
Net realized and unrealized gain (loss)	2.25	(1.07)	2.44	.85	(.16)	1.37
Total from investment operations	2.42	(.77)	2.72	1.12	.10	1.64
Distributions from net investment income	(.06)	(.27)	(.27)	(.22)	(.26)	(.25)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(.92)	(1.21)	(.73)	(.62)	(.76)	(2.47)
Net asset value, end of period	$18.28	$16.78	$18.76	$16.77	$16.27	$16.93
Total ReturnB,C,D	14.84%	(4.22)%	16.43%	7.26%	.59%	10.26%
Ratios to Average Net AssetsE,F
Expenses before reductions	.49%G	.49%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.49%G	.49%	.50%	.51%	.51%	.51%
Expenses net of all reductions	.49%G	.49%	.50%	.51%	.51%	.51%
Net investment income (loss)	1.97%G	1.64%	1.56%	1.66%	1.54%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$230,805	$206,293	$231,977	$209,201	$212,589	$220,897
Portfolio turnover rateH	42%G	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.67	$18.65	$16.69	$16.20	$16.86	$17.70
Income from Investment Operations
Net investment income (loss)A	.16	.28	.26	.25	.24	.25
Net realized and unrealized gain (loss)	2.23	(1.05)	2.41	.85	(.15)	1.36
Total from investment operations	2.39	(.77)	2.67	1.10	.09	1.61
Distributions from net investment income	(.06)	(.27)	(.26)	(.21)	(.25)	(.23)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(.92)	(1.21)	(.71)B	(.61)	(.75)	(2.45)
Net asset value, end of period	$18.14	$16.67	$18.65	$16.69	$16.20	$16.86
Total ReturnC,D,E	14.73%	(4.27)%	16.25%	7.16%	.51%	10.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.59%H	.59%	.60%	.61%	.62%	.65%
Expenses net of fee waivers, if any	.59%H	.59%	.60%	.61%	.61%	.65%
Expenses net of all reductions	.59%H	.59%	.60%	.61%	.61%	.65%
Net investment income (loss)	1.87%H	1.53%	1.46%	1.56%	1.43%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$18,055	$16,616	$7,933	$4,865	$4,619	$3,267
Portfolio turnover rateI	42%H	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.71 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.458 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.37	$18.33	$16.41	$15.95	$16.61	$17.47
Income from Investment Operations
Net investment income (loss)A	.15	.25	.23	.22	.21	.23
Net realized and unrealized gain (loss)	2.17	(1.04)	2.38	.83	(.15)	1.34
Total from investment operations	2.32	(.79)	2.61	1.05	.06	1.57
Distributions from net investment income	(.05)	(.23)	(.23)	(.19)	(.22)	(.22)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(.91)	(1.17)	(.69)	(.59)	(.72)	(2.43)B
Net asset value, end of period	$17.78	$16.37	$18.33	$16.41	$15.95	$16.61
Total ReturnC,D,E	14.61%	(4.44)%	16.12%	6.98%	.36%	10.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	.74%H	.74%	.75%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.74%H	.74%	.75%	.76%	.76%	.76%
Expenses net of all reductions	.74%H	.74%	.75%	.76%	.76%	.76%
Net investment income (loss)	1.72%H	1.39%	1.31%	1.41%	1.29%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,296,660	$1,045,617	$979,052	$687,973	$555,924	$521,880
Portfolio turnover rateI	42%H	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.43 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $2.217 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$16.64	$18.61	$16.65	$16.16	$16.82	$17.66
Income from Investment Operations
Net investment income (loss)A	.17	.28	.26	.25	.24	.26
Net realized and unrealized gain (loss)	2.22	(1.05)	2.41	.85	(.15)	1.36
Total from investment operations	2.39	(.77)	2.67	1.10	.09	1.62
Distributions from net investment income	(.06)	(.26)	(.25)	(.21)	(.25)	(.24)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(.92)	(1.20)	(.71)	(.61)	(.75)	(2.46)
Net asset value, end of period	$18.11	$16.64	$18.61	$16.65	$16.16	$16.82
Total ReturnB,C,D	14.77%	(4.28)%	16.28%	7.18%	.52%	10.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.57%G	.57%	.58%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.57%G	.57%	.58%	.59%	.59%	.59%
Expenses net of all reductions	.57%G	.57%	.58%	.59%	.59%	.59%
Net investment income (loss)	1.89%G	1.56%	1.48%	1.58%	1.46%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,944,210	$2,599,494	$2,750,265	$2,350,058	$2,224,674	$2,052,258
Portfolio turnover rateH	42%G	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2019

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$760,142,539
Gross unrealized depreciation	(89,163,369)
Net unrealized appreciation (depreciation)	$670,979,170
Tax cost	$3,842,532,244

The Fund elected to defer to its next fiscal year approximately $22,672,263 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $942,727,178 and $873,942,536, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .39% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$8,822
Service Class 2	1,493,021
$1,501,843

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$72,809
Service Class	5,734
Service Class 2	388,186
Investor Class	2,051,499
$2,518,228

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,817 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,875 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds and includes $448 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,012 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15,696.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$11,194,868	$14,693,839
Service Class	896,629	694,746
Service Class 2	59,180,091	65,887,368
Investor Class	142,718,800	178,438,425
Total	$213,990,388	$259,714,378

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Initial Class
Shares sold	392,962	666,387	$6,947,026	$12,328,080
Reinvestment of distributions	658,909	846,103	11,194,868	14,693,839
Shares redeemed	(714,518)	(1,586,723)	(12,663,988)	(29,275,830)
Net increase (decrease)	337,353	(74,233)	$5,477,906	$(2,253,911)
Service Class
Shares sold	75,374	698,945	$1,315,796	$12,568,742
Reinvestment of distributions	53,149	40,721	896,629	694,746
Shares redeemed	(129,980)	(168,111)	(2,261,098)	(2,972,032)
Net increase (decrease)	(1,457)	571,555	$(48,673)	$10,291,456
Service Class 2
Shares sold	8,061,662	11,876,479	$138,982,750	$214,202,204
Reinvestment of distributions	3,575,836	3,891,979	59,180,091	65,887,368
Shares redeemed	(2,610,998)	(5,306,745)	(45,105,155)	(95,270,609)
Net increase (decrease)	9,026,500	10,461,713	$153,057,686	$184,818,963
Investor Class
Shares sold	2,498,428	6,468,683	$43,951,205	$118,544,909
Reinvestment of distributions	8,474,988	10,364,766	142,718,800	178,438,425
Shares redeemed	(4,591,601)	(8,404,057)	(80,020,626)	(152,018,872)
Net increase (decrease)	6,381,815	8,429,392	$106,649,379	$144,964,462

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 69% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 to June 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period-B January 1, 2019 to June 30, 2019
Initial Class	.49%
Actual		$1,000.00	$1,148.40	$2.61
Hypothetical-C		$1,000.00	$1,022.36	$2.46
Service Class	.59%
Actual		$1,000.00	$1,147.30	$3.14
Hypothetical-C		$1,000.00	$1,021.87	$2.96
Service Class 2.74%
Actual		$1,000.00	$1,146.10	$3.94
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Investor Class	.57%
Actual		$1,000.00	$1,147.70	$3.04
Hypothetical-C		$1,000.00	$1,021.97	$2.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Balanced Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had portfolio manager changes July 2015, October 2015, October 2016, August 2018, and November 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Balanced Portfolio

2018 Total Return % vs. Lipper VIP Balanced Funds and 60 S&P 500/40 BBgBarc Ag:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
12.00
10.00
8.00
6.00
4.00
10.74
10.47
8.34
8.21
5.41
30.0
25.0
20.0
15.0
26.6
25.6
25.6
22.7
15.8
70.0
60.0
50.0
40.0
30.0
60.4
58.5
53.6
49.9
34.6
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	95%	93%	99%
Service Class	94%	92%	96%
Service Class 2	93%	91%	95%
Investor Class	94%	92%	97%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Balanced Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPBAL-SANN-0819
1.705697.121

Fidelity® Variable Insurance Products: Growth Opportunities Portfolio Semi-Annual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2019

% of fund's net assets
Microsoft Corp.	6.4
Amazon.com, Inc.	4.6
Apple, Inc.	4.6
Alphabet, Inc. Class C	4.3
Facebook, Inc. Class A	3.2
JUUL Labs, Inc. Series C	2.7
Salesforce.com, Inc.	1.9
UnitedHealth Group, Inc.	1.8
Wix.com Ltd.	1.8
Alphabet, Inc. Class A	1.7
33.0

Top Five Market Sectors as of June 30, 2019

% of fund's net assets
Information Technology	35.4
Consumer Discretionary	18.0
Communication Services	16.4
Health Care	11.9
Financials	5.0

Asset Allocation (% of fund's net assets)

As of June 30, 2019 *
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 14.8%

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 16.4%
Entertainment - 3.6%
Activision Blizzard, Inc.	125,100	$5,904,720
Electronic Arts, Inc. (a)	56,200	5,690,812
Netflix, Inc. (a)	45,200	16,602,864
Take-Two Interactive Software, Inc. (a)	33,400	3,791,902
The Walt Disney Co.	125,100	17,468,964
		49,459,262
Interactive Media & Services - 10.9%
Alphabet, Inc.:
Class A (a)	21,002	22,740,966
Class C (a)	54,463	58,869,601
ANGI Homeservices, Inc. Class A (a)	46,163	600,581
CarGurus, Inc. Class A (a)	317,000	11,446,870
Facebook, Inc. Class A (a)	223,410	43,118,130
IAC/InterActiveCorp (a)	28,400	6,177,852
Momo, Inc. ADR	116,100	4,156,380
Pinterest, Inc. Class A (b)	15,400	419,188
		147,529,568
Media - 0.5%
Charter Communications, Inc. Class A (a)	17,063	6,742,956
Wireless Telecommunication Services - 1.4%
T-Mobile U.S., Inc. (a)	260,300	19,298,642

TOTAL COMMUNICATION SERVICES		223,030,428

CONSUMER DISCRETIONARY - 18.0%
Automobiles - 1.1%
Tesla, Inc. (a)(b)	66,497	14,859,420
Diversified Consumer Services - 0.0%
Grand Canyon Education, Inc. (a)	1,100	128,722
Hotels, Restaurants & Leisure - 2.1%
Hilton Grand Vacations, Inc. (a)	276,029	8,783,243
Planet Fitness, Inc. (a)	34,200	2,477,448
Sea Ltd. ADR (a)(b)	513,600	17,061,792
		28,322,483
Household Durables - 1.2%
Mohawk Industries, Inc. (a)	19,300	2,846,171
Roku, Inc. Class A (a)	155,300	14,067,074
		16,913,245
Internet & Direct Marketing Retail - 10.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	87,800	14,877,710
Amazon.com, Inc. (a)	33,273	63,006,751
Chewy, Inc. (b)	7,300	255,500
Gaia, Inc. Class A (a)	61,000	462,380
GrubHub, Inc. (a)(b)	15,100	1,177,649
JD.com, Inc. sponsored ADR (a)	131,700	3,989,193
MakeMyTrip Ltd. (a)	34,000	843,200
Meituan Dianping Class B	948,600	8,318,177
MercadoLibre, Inc. (a)	12,600	7,708,302
Naspers Ltd. Class N	26,300	6,365,922
Pinduoduo, Inc. ADR (b)	346,300	7,144,169
The Booking Holdings, Inc. (a)	6,650	12,466,822
The RealReal, Inc.	27,400	791,860
Waitr Holdings, Inc. (a)(b)	789,400	4,965,326
Wayfair LLC Class A (a)	49,202	7,183,492
		139,556,453
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	50,700	5,444,673
Specialty Retail - 2.6%
Carvana Co. Class A (a)(b)	337,419	21,119,055
Floor & Decor Holdings, Inc. Class A (a)	175,400	7,349,260
Lowe's Companies, Inc.	46,600	4,702,406
The Home Depot, Inc.	13,610	2,830,472
		36,001,193
Textiles, Apparel & Luxury Goods - 0.3%
Allbirds, Inc. (c)(d)	1,326	66,592
lululemon athletica, Inc. (a)	20,872	3,761,343
		3,827,935

TOTAL CONSUMER DISCRETIONARY		245,054,124

CONSUMER STAPLES - 2.2%
Beverages - 0.6%
Constellation Brands, Inc. Class A (sub. vtg.)	14,400	2,835,936
Fever-Tree Drinks PLC	149,385	4,397,512
Luckin Coffee, Inc. ADR (b)	28,200	549,618
		7,783,066
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc.	169,500	4,474,800
Performance Food Group Co. (a)	77,408	3,098,642
Walmart, Inc.	900	99,441
		7,672,883
Food Products - 0.0%
nLIGHT, Inc. (a)	18,700	359,040
Personal Products - 0.1%
Unilever NV (Certificaten Van Aandelen) (Bearer)	22,600	1,373,135
Tobacco - 0.9%
Altria Group, Inc.	252,800	11,970,080
JUUL Labs, Inc. (a)(c)(d)	560	153,160
		12,123,240

TOTAL CONSUMER STAPLES		29,311,364

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Reliance Industries Ltd.	765,365	13,909,773
FINANCIALS - 4.9%
Banks - 0.3%
HDFC Bank Ltd. sponsored ADR	39,300	5,110,572
Capital Markets - 1.5%
BlackRock, Inc. Class A	7,700	3,613,610
Cboe Global Markets, Inc.	36,700	3,803,221
Charles Schwab Corp.	131,600	5,289,004
Morningstar, Inc.	1,300	188,032
S&P Global, Inc.	2,300	523,917
TD Ameritrade Holding Corp.	107,200	5,351,424
Virtu Financial, Inc. Class A	60,800	1,324,224
		20,093,432
Consumer Finance - 0.3%
Synchrony Financial	111,200	3,855,304
Diversified Financial Services - 1.3%
GDS Holdings Ltd. ADR (a)(b)	466,000	17,507,620
Thrifts & Mortgage Finance - 1.5%
LendingTree, Inc. (a)(b)	48,100	20,203,443

TOTAL FINANCIALS		66,770,371

HEALTH CARE - 11.9%
Biotechnology - 4.9%
AbbVie, Inc.	30,600	2,225,232
ACADIA Pharmaceuticals, Inc. (a)	49,318	1,318,270
Acceleron Pharma, Inc. (a)	18,700	768,196
Acorda Therapeutics, Inc. (a)	60,800	466,336
Agios Pharmaceuticals, Inc. (a)	13,800	688,344
Aimmune Therapeutics, Inc. (a)	13,100	272,742
Alexion Pharmaceuticals, Inc. (a)	102,452	13,419,163
Alnylam Pharmaceuticals, Inc. (a)	25,903	1,879,522
AnaptysBio, Inc. (a)	15,252	860,518
Argenx SE ADR (a)	2,000	283,160
Ascendis Pharma A/S sponsored ADR (a)	13,500	1,554,525
Atara Biotherapeutics, Inc. (a)	17,900	359,969
Audentes Therapeutics, Inc. (a)	13,700	518,682
BeiGene Ltd.	35,000	336,258
bluebird bio, Inc. (a)	13,530	1,721,016
Blueprint Medicines Corp. (a)	5,800	547,114
Celgene Corp. (a)	24,900	2,301,756
Crinetics Pharmaceuticals, Inc. (a)	59,014	1,475,350
Epizyme, Inc. (a)	28,800	361,440
FibroGen, Inc. (a)	87,000	3,930,660
Five Prime Therapeutics, Inc. (a)	30,500	183,915
Gritstone Oncology, Inc.	73,900	823,246
Heron Therapeutics, Inc. (a)	61,500	1,143,285
Insmed, Inc. (a)	102,942	2,635,315
Intercept Pharmaceuticals, Inc. (a)	12,200	970,754
La Jolla Pharmaceutical Co. (a)	104,870	970,048
Neurocrine Biosciences, Inc. (a)	51,088	4,313,360
Opko Health, Inc. (a)	1	2
Rigel Pharmaceuticals, Inc. (a)	111,406	290,770
Sage Therapeutics, Inc. (a)	12,800	2,343,552
Sarepta Therapeutics, Inc. (a)	42,500	6,457,875
Sienna Biopharmaceuticals, Inc. (a)	10,920	9,500
TransMedics Group, Inc.	113,900	3,301,961
Vertex Pharmaceuticals, Inc. (a)	38,100	6,986,778
Xencor, Inc. (a)	22,700	929,111
		66,647,725
Health Care Equipment & Supplies - 3.2%
Axonics Modulation Technologies, Inc. (a)	5,700	233,529
Becton, Dickinson & Co.	29,100	7,333,491
Boston Scientific Corp. (a)	281,100	12,081,678
DexCom, Inc. (a)	27,200	4,075,648
Insulet Corp. (a)	24,800	2,960,624
Intuitive Surgical, Inc. (a)	7,100	3,724,305
Masimo Corp. (a)	8,800	1,309,616
Novocure Ltd. (a)	98,900	6,253,447
Penumbra, Inc. (a)	29,400	4,704,000
Wright Medical Group NV (a)	16,000	477,120
		43,153,458
Health Care Providers & Services - 2.9%
Cigna Corp.	20,800	3,277,040
G1 Therapeutics, Inc. (a)	26,600	815,556
Humana, Inc.	44,300	11,752,790
OptiNose, Inc. (a)	14,800	104,784
UnitedHealth Group, Inc.	98,600	24,059,386
		40,009,556
Life Sciences Tools & Services - 0.2%
Avantor, Inc.	179,800	3,432,382
Pharmaceuticals - 0.7%
AstraZeneca PLC sponsored ADR	24,000	990,720
Bristol-Myers Squibb Co.	32,500	1,473,875
Nabriva Therapeutics PLC (a)(b)	597,800	1,452,654
Nektar Therapeutics (a)	102,600	3,650,508
TherapeuticsMD, Inc. (a)(b)	87,700	228,020
Theravance Biopharma, Inc. (a)	35,000	571,550
Tricida, Inc.	21,800	860,228
		9,227,555

TOTAL HEALTH CARE		162,470,676

INDUSTRIALS - 3.8%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	6,600	2,132,526
Airlines - 1.3%
Alaska Air Group, Inc.	10,300	658,273
JetBlue Airways Corp. (a)	256,500	4,742,685
Southwest Airlines Co.	14,700	746,466
Spirit Airlines, Inc. (a)	238,300	11,374,059
		17,521,483
Commercial Services & Supplies - 0.1%
HomeServe PLC	105,400	1,588,832
Electrical Equipment - 0.4%
Sunrun, Inc. (a)	231,966	4,351,682
Vestas Wind Systems A/S	13,600	1,174,745
		5,526,427
Machinery - 0.3%
Minebea Mitsumi, Inc.	227,000	3,842,462
Professional Services - 0.5%
CoStar Group, Inc. (a)	2,900	1,606,774
TransUnion Holding Co., Inc.	68,800	5,057,488
		6,664,262
Road & Rail - 0.5%
Lyft, Inc. (b)	5,000	328,550
Lyft, Inc.	54,912	3,427,854
Uber Technologies, Inc.	65,393	2,729,635
Uber Technologies, Inc.	6,400	296,832
		6,782,871
Trading Companies & Distributors - 0.6%
Bunzl PLC	285,000	7,517,405
Watsco, Inc.	2,300	376,119
		7,893,524

TOTAL INDUSTRIALS		51,952,387

INFORMATION TECHNOLOGY - 35.4%
Electronic Equipment & Components - 0.3%
SYNNEX Corp.	20,400	2,007,360
TTM Technologies, Inc. (a)	241,190	2,460,138
		4,467,498
IT Services - 8.6%
Accenture PLC Class A	1,600	295,632
Alliance Data Systems Corp.	140,800	19,730,304
Elastic NV	52,500	3,919,650
EPAM Systems, Inc. (a)	12,500	2,163,750
Fastly, Inc. Class A	2,700	54,756
Global Payments, Inc.	59,100	9,463,683
GoDaddy, Inc. (a)	109,020	7,647,753
Interxion Holding N.V. (a)	8,400	639,156
MasterCard, Inc. Class A	53,500	14,152,355
MongoDB, Inc. Class A (a)	18,400	2,798,456
Okta, Inc. (a)	16,600	2,050,266
PayPal Holdings, Inc. (a)	112,100	12,830,966
Visa, Inc. Class A	89,500	15,532,725
Wix.com Ltd. (a)	168,507	23,944,845
Worldpay, Inc. (a)	12,800	1,568,640
		116,792,937
Semiconductors & Semiconductor Equipment - 7.4%
Analog Devices, Inc.	38,100	4,300,347
Applied Materials, Inc.	182,100	8,178,111
Broadcom, Inc.	29,300	8,434,298
Lam Research Corp.	50,200	9,429,568
Marvell Technology Group Ltd.	514,900	12,290,663
Micron Technology, Inc. (a)	281,600	10,866,944
NVIDIA Corp.	125,100	20,545,173
NXP Semiconductors NV	186,000	18,155,460
ON Semiconductor Corp. (a)	271,800	5,493,078
Qualcomm, Inc.	40,700	3,096,049
		100,789,691
Software - 14.3%
2U, Inc. (a)	2,900	109,156
Adobe, Inc. (a)	47,900	14,113,735
Autodesk, Inc. (a)	47,100	7,672,590
Avalara, Inc.	5,824	420,493
Carbon Black, Inc. (a)	1,200	20,064
Citrix Systems, Inc.	36,400	3,572,296
Crowdstrike Holdings, Inc.	2,200	150,238
DocuSign, Inc. (a)	4,800	238,608
Dropbox, Inc. Class A (a)	111,900	2,803,095
Intuit, Inc.	13,300	3,475,689
Microsoft Corp.	650,649	87,160,936
Parametric Technology Corp. (a)	87,500	7,854,000
Pluralsight, Inc. (a)	4,300	130,376
Q2 Holdings, Inc. (a)	5,600	427,616
RingCentral, Inc. (a)	12,600	1,447,992
Salesforce.com, Inc. (a)	169,477	25,714,745
ServiceNow, Inc. (a)	28,800	7,907,616
Slack Technologies, Inc. Class A (a)	11,500	431,250
SS&C Technologies Holdings, Inc.	49,600	2,857,456
SurveyMonkey	2,300	37,973
Tableau Software, Inc. (a)	11,600	1,925,832
The Trade Desk, Inc. (a)(b)	77,100	17,561,838
Workday, Inc. Class A (a)	25,800	5,303,964
Zoom Video Communications, Inc. Class A (b)	1,800	159,822
Zuora, Inc. (a)(b)	161,500	2,474,180
		193,971,560
Technology Hardware, Storage & Peripherals - 4.8%
Apple, Inc.	313,543	62,056,431
Western Digital Corp.	74,300	3,532,965
		65,589,396

TOTAL INFORMATION TECHNOLOGY		481,611,082

MATERIALS - 1.6%
Chemicals - 1.2%
LG Chemical Ltd.	17,131	5,247,824
LyondellBasell Industries NV Class A	30,900	2,661,417
Olin Corp.	181,700	3,981,047
The Chemours Co. LLC	193,300	4,639,200
		16,529,488
Containers & Packaging - 0.4%
Crown Holdings, Inc. (a)	75,300	4,600,830

TOTAL MATERIALS		21,130,318

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	56,200	11,490,090
Crown Castle International Corp.	4,700	612,645
Equinix, Inc.	7,900	3,983,891
		16,086,626
UTILITIES - 0.5%
Electric Utilities - 0.3%
DONG Energy A/S (e)	27,000	2,334,682
NextEra Energy, Inc.	9,600	1,966,656
		4,301,338
Independent Power and Renewable Electricity Producers - 0.2%
Bloom Energy Corp. Class A (b)	197,400	2,422,098

TOTAL UTILITIES		6,723,436

TOTAL COMMON STOCKS
(Cost $899,614,584)		1,318,050,585

Preferred Stocks - 2.9%
Convertible Preferred Stocks - 2.9%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (c)(d)	1,673,000	405,703
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	523	26,265
Series B (c)(d)	92	4,620
Series C (c)(d)	878	44,093
		74,978
TOTAL CONSUMER DISCRETIONARY		480,681
CONSUMER STAPLES - 2.7%
Tobacco - 2.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	131,549	35,978,652
Series D (c)(d)	741	202,664
		36,181,316
FINANCIALS - 0.1%
Insurance - 0.1%
Clover Health Series D (a)(c)(d)	65,670	615,840
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (c)(d)(f)	398,600	307,472
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series I (a)(c)(d)	3,941	803,964
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	22,697	418,987
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
Sonder Canada, Inc. Series D (c)(d)	28,666	300,878

TOTAL CONVERTIBLE PREFERRED STOCKS		39,109,138

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	281	14,112
TOTAL PREFERRED STOCKS
(Cost $2,513,824)		39,123,250

Money Market Funds - 7.7%
Fidelity Cash Central Fund 2.42% (g)	5,102,493	5,103,513
Fidelity Securities Lending Cash Central Fund 2.42% (g)(h)	100,436,842	100,446,886
TOTAL MONEY MARKET FUNDS
(Cost $105,550,399)		105,550,399
TOTAL INVESTMENT IN SECURITIES - 107.5%
(Cost $1,007,678,807)		1,462,724,234
NET OTHER ASSETS (LIABILITIES) - (7.5)%		(101,998,088)
NET ASSETS - 100%		$1,360,726,146

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,343,002 or 2.9% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,334,682 or 0.2% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Allbirds, Inc.	10/9/18	$72,712
Allbirds, Inc.	10/9/18	$15,409
Allbirds, Inc. Series A	10/9/18	$28,679
Allbirds, Inc. Series B	10/9/18	$5,045
Allbirds, Inc. Series C	10/9/18	$48,146
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$220,435
Clover Health Series D	6/7/17	$615,840
JUUL Labs, Inc.	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Neutron Holdings, Inc. Series C	7/3/18	$305,891
Nuvation Bio, Inc. Series A	6/17/19	$307,472
Sonder Canada, Inc. Series D	5/21/19	$300,878
Space Exploration Technologies Corp. Series I	4/5/18	$666,029

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$190,694
Fidelity Securities Lending Cash Central Fund	168,622
Total	$359,316

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$223,030,428	$223,030,428	$--	$--
Consumer Discretionary	245,548,917	238,621,610	6,365,922	561,385
Consumer Staples	65,492,680	27,785,069	1,373,135	36,334,476
Energy	13,909,773	13,909,773	--	--
Financials	67,386,211	66,770,371	--	615,840
Health Care	162,778,148	162,470,676	--	307,472
Industrials	52,756,351	45,794,898	6,157,489	803,964
Information Technology	482,030,069	481,611,082	--	418,987
Materials	21,130,318	21,130,318	--	--
Real Estate	16,387,504	16,086,626	--	300,878
Utilities	6,723,436	6,723,436	--	--
Money Market Funds	105,550,399	105,550,399	--	--
Total Investments in Securities:	$1,462,724,234	$1,409,484,686	$13,896,546	$39,343,002

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$54,197,766
Net Realized Gain (Loss) on Investment Securities	23,096,218
Net Unrealized Gain (Loss) on Investment Securities	(17,863,290)
Cost of Purchases	--
Proceeds of Sales	(23,096,218)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$36,334,476
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2019	$(17,863,290)
Other Investments in Securities
Beginning Balance	$7,863,929
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(1,849,011)
Cost of Purchases	608,350
Proceeds of Sales	(3,614,742)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$3,008,526
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at June 30, 2019	$325,761

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.2%
Cayman Islands	5.4%
Netherlands	2.0%
Israel	1.8%
India	1.3%
United Kingdom	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $98,761,369) — See accompanying schedule: Unaffiliated issuers (cost $902,128,408)	$1,357,173,835
Fidelity Central Funds (cost $105,550,399)	105,550,399
Total Investment in Securities (cost $1,007,678,807)		$1,462,724,234
Foreign currency held at value (cost $18,559)		18,559
Receivable for investments sold		3,766,570
Receivable for fund shares sold		513,987
Dividends receivable		637,243
Distributions receivable from Fidelity Central Funds		39,671
Other receivables		6,657
Total assets		1,467,706,921
Liabilities
Payable for investments purchased
Regular delivery	$4,802,383
Delayed delivery	153,736
Payable for fund shares redeemed	510,645
Accrued management fee	590,988
Distribution and service plan fees payable	90,302
Other affiliated payables	144,225
Other payables and accrued expenses	242,156
Collateral on securities loaned	100,446,340
Total liabilities		106,980,775
Net Assets		$1,360,726,146
Net Assets consist of:
Paid in capital		$845,703,139
Total distributable earnings (loss)		515,023,007
Net Assets		$1,360,726,146
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($263,800,227 ÷ 5,984,764 shares)		$44.08
Service Class:
Net Asset Value, offering price and redemption price per share ($107,824,148 ÷ 2,451,717 shares)		$43.98
Service Class 2:
Net Asset Value, offering price and redemption price per share ($406,108,411 ÷ 9,373,097 shares)		$43.33
Investor Class:
Net Asset Value, offering price and redemption price per share ($582,993,360 ÷ 13,320,765 shares)		$43.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2019 (Unaudited)
Investment Income
Dividends		$3,725,090
Income from Fidelity Central Funds (including $168,622 from security lending)		359,316
Total income		4,084,406
Expenses
Management fee	$3,246,045
Transfer agent fees	592,444
Distribution and service plan fees	499,955
Accounting and security lending fees	198,517
Custodian fees and expenses	22,913
Independent trustees' fees and expenses	2,701
Audit	38,725
Legal	6,828
Interest	1,227
Miscellaneous	3,514
Total expenses before reductions	4,612,869
Expense reductions	(18,506)
Total expenses after reductions		4,594,363
Net investment income (loss)		(509,957)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,451,062
Fidelity Central Funds	702
Foreign currency transactions	(3,697)
Total net realized gain (loss)		63,448,067
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $133,666)	187,732,742
Assets and liabilities in foreign currencies	276
Total change in net unrealized appreciation (depreciation)		187,733,018
Net gain (loss)		251,181,085
Net increase (decrease) in net assets resulting from operations		$250,671,128

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(509,957)	$(210,037)
Net realized gain (loss)	63,448,067	90,306,951
Change in net unrealized appreciation (depreciation)	187,733,018	(12,347,916)
Net increase (decrease) in net assets resulting from operations	250,671,128	77,748,998
Distributions to shareholders	(88,479,015)	(45,176,055)
Share transactions - net increase (decrease)	296,166,109	162,339,346
Total increase (decrease) in net assets	458,358,222	194,912,289
Net Assets
Beginning of period	902,367,924	707,455,635
End of period	$1,360,726,146	$902,367,924

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.01	$36.08	$31.06	$31.75	$33.51	$29.96
Income from Investment Operations
Net investment income (loss)A	.01	.03	.13	.11	.10	.07
Net realized and unrealized gain (loss)	9.49	4.19	9.54	(.10)	1.70	3.58
Total from investment operations	9.50	4.22	9.67	.01	1.80	3.65
Distributions from net investment income	–	(.05)	(.10)	(.10)	(.06)	(.07)
Distributions from net realized gain	(3.43)	(2.24)	(4.54)	(.60)	(3.49)	(.03)
Total distributions	(3.43)	(2.29)	(4.65)B	(.70)	(3.56)C	(.10)
Net asset value, end of period	$44.08	$38.01	$36.08	$31.06	$31.75	$33.51
Total ReturnD,E,F	26.12%	12.46%	34.47%	.37%	5.61%	12.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%I	.65%	.67%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.65%I	.65%	.66%	.68%	.67%	.68%
Expenses net of all reductions	.64%I	.65%	.66%	.68%	.66%	.68%
Net investment income (loss)	.03%I	.09%	.40%	.36%	.30%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$263,800	$187,106	$167,740	$133,393	$176,056	$158,791
Portfolio turnover rateJ	38%I	39%	54%	65%	63%K	11%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.65 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $4.543 per share.

 C Total distributions of $3.56 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $3.492 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.95	$36.02	$31.01	$31.70	$33.46	$29.91
Income from Investment Operations
Net investment income (loss)A	(.01)	–B	.10	.08	.07	.04
Net realized and unrealized gain (loss)	9.47	4.17	9.52	(.09)	1.68	3.58
Total from investment operations	9.46	4.17	9.62	(.01)	1.75	3.62
Distributions from net investment income	–	(.04)	(.07)	(.07)	(.02)	(.04)
Distributions from net realized gain	(3.43)	(2.20)	(4.54)	(.60)	(3.49)	(.03)
Total distributions	(3.43)	(2.24)	(4.61)	(.68)C	(3.51)	(.07)
Net asset value, end of period	$43.98	$37.95	$36.02	$31.01	$31.70	$33.46
Total ReturnD,E,F	26.06%	12.35%	34.36%	.28%	5.48%	12.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%I	.75%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.75%I	.75%	.76%	.78%	.77%	.77%
Expenses net of all reductions	.74%I	.75%	.76%	.78%	.76%	.77%
Net investment income (loss)	(.07)%I	(.01)%	.30%	.26%	.20%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$107,824	$94,561	$102,730	$92,664	$113,812	$141,833
Portfolio turnover rateJ	38%I	39%	54%	65%	63%K	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.46	$35.60	$30.71	$31.40	$33.20	$29.68
Income from Investment Operations
Net investment income (loss)A	(.05)	(.06)	.05	.03	.02	(.01)
Net realized and unrealized gain (loss)	9.35	4.13	9.42	(.10)	1.67	3.56
Total from investment operations	9.30	4.07	9.47	(.07)	1.69	3.55
Distributions from net investment income	–	(.03)	(.04)	(.02)	–B	–B
Distributions from net realized gain	(3.43)	(2.17)	(4.54)	(.60)	(3.49)	(.02)
Total distributions	(3.43)	(2.21)C	(4.58)	(.62)	(3.49)	(.03)D
Net asset value, end of period	$43.33	$37.46	$35.60	$30.71	$31.40	$33.20
Total ReturnE,F,G	25.96%	12.18%	34.17%	.10%	5.34%	11.95%
Ratios to Average Net AssetsH,I
Expenses before reductions	.90%J	.90%	.91%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.90%J	.90%	.91%	.93%	.92%	.93%
Expenses net of all reductions	.89%J	.90%	.91%	.93%	.91%	.93%
Net investment income (loss)	(.22)%J	(.16)%	.15%	.11%	.05%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$406,108	$273,228	$193,945	$117,623	$177,404	$83,545
Portfolio turnover rateK	38%J	39%	54%	65%	63%L	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $2.21 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.173 per share.

 D Total distributions of $.03 per share is comprised of distributions from net investment income of $.002 and distributions from net realized gain of $.023 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.78	$35.88	$30.91	$31.60	$33.37	$29.84
Income from Investment Operations
Net investment income (loss)A	(.01)	–B	.10	.08	.07	.04
Net realized and unrealized gain (loss)	9.43	4.16	9.49	(.09)	1.70	3.57
Total from investment operations	9.42	4.16	9.59	(.01)	1.77	3.61
Distributions from net investment income	–	(.04)	(.08)	(.07)	(.05)	(.05)
Distributions from net realized gain	(3.43)	(2.22)	(4.54)	(.60)	(3.49)	(.03)
Total distributions	(3.43)	(2.26)	(4.62)	(.68)C	(3.54)	(.08)
Net asset value, end of period	$43.77	$37.78	$35.88	$30.91	$31.60	$33.37
Total ReturnD,E,F	26.07%	12.37%	34.38%	.28%	5.54%	12.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	.73%I	.73%	.75%	.76%	.75%	.76%
Expenses net of fee waivers, if any	.73%I	.73%	.75%	.76%	.75%	.76%
Expenses net of all reductions	.72%I	.73%	.74%	.76%	.74%	.76%
Net investment income (loss)	(.05)%I	.01%	.32%	.28%	.22%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$582,993	$347,473	$243,040	$175,086	$270,119	$136,782
Portfolio turnover rateJ	38%I	39%	54%	65%	63%K	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2019

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 39,343,002	Market comparable	Enterprise value/Sales multiple (EV/S)	3.7 - 10.7 / 8.8	Increase
			Transaction price	$0.77	Increase
			Discount rate	15.6%	Decrease
			Premium rate	15.5%	Increase
		Market approach	Transaction price	$0.24 - $277.00 / 268.04	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$492,042,357
Gross unrealized depreciation	(41,673,607)
Net unrealized appreciation (depreciation)	$450,368,750
Tax cost	$1,012,355,484

The Fund elected to defer to its next fiscal year approximately $1,517,174 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $446,173,526 and $227,256,585, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$53,245
Service Class 2	446,710
$499,955

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$78,774
Service Class	34,609
Service Class 2	116,144
Investor Class	362,917
$592,444

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annualized rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,108 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,432,500	2.62%	$1,227

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $106,600. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $5,671 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,447 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $450.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,609.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$18,131,773	$10,603,836
Service Class	8,390,844	6,224,433
Service Class 2	26,474,086	12,492,793
Investor Class	35,482,312	15,854,993
Total	$88,479,015	$45,176,055

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Initial Class
Shares sold	1,077,441	969,677	$45,437,294	$39,046,147
Reinvestment of distributions	462,663	311,479	18,131,773	10,603,836
Shares redeemed	(477,853)	(1,008,007)	(20,291,565)	(38,914,607)
Net increase (decrease)	1,062,251	273,149	$43,277,502	$10,735,376
Service Class
Shares sold	61,630	106,188	$2,628,197	$4,186,668
Reinvestment of distributions	214,545	183,462	8,390,844	6,224,433
Shares redeemed	(316,261)	(650,179)	(13,290,535)	(25,085,702)
Net increase (decrease)	(40,086)	(360,529)	$(2,271,494)	$(14,674,601)
Service Class 2
Shares sold	2,366,328	3,019,676	$98,524,038	$116,669,797
Reinvestment of distributions	686,747	372,657	26,474,086	12,492,793
Shares redeemed	(974,237)	(1,546,662)	(40,360,246)	(58,883,711)
Net increase (decrease)	2,078,838	1,845,671	$84,637,878	$70,278,879
Investor Class
Shares sold	3,776,794	3,161,460	$158,351,999	$125,393,172
Reinvestment of distributions	911,673	468,235	35,482,312	15,854,993
Shares redeemed	(565,917)	(1,206,060)	(23,312,088)	(45,248,473)
Net increase (decrease)	4,122,550	2,423,635	$170,522,223	$95,999,692

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 55% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 to June 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period-B January 1, 2019 to June 30, 2019
Initial Class	.65%
Actual		$1,000.00	$1,261.20	$3.64
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Service Class	.75%
Actual		$1,000.00	$1,260.60	$4.20
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Service Class 2.90%
Actual		$1,000.00	$1,259.60	$5.04
Hypothetical-C		$1,000.00	$1,020.33	$4.51
Investor Class	.73%
Actual		$1,000.00	$1,260.70	$4.09
Hypothetical-C		$1,000.00	$1,021.17	$3.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Opportunities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in July 2015 and September 2016. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth Opportunities Portfolio

2018 Total Return % vs. Morningstar Large Growth and Russell 1000 Growth:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
35.0
30.0
25.0
20.0
15.0
30.9
30.6
24.7
22.5
16.8
60.0
55.0
50.0
45.0
40.0
35.0
59.0
57.8
52.0
49.4
36.0
130.0
120.0
110.0
100.0
90.0
80.0
125.1
122.3
113.3
111.6
84.9
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	95%	93%	89%
Service Class	95%	93%	89%
Service Class 2	95%	92%	87%
Investor Class	95%	93%	89%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Growth Opportunities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Service Class 2 ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and the competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPGRO-SANN-0819
1.705699.121

Fidelity® Variable Insurance Products: Mid Cap Portfolio Semi-Annual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2019

% of fund's net assets
Euronet Worldwide, Inc.	1.7
The AES Corp.	1.7
Electronic Arts, Inc.	1.7
FleetCor Technologies, Inc.	1.6
Activision Blizzard, Inc.	1.4
Akamai Technologies, Inc.	1.4
The New York Times Co. Class A	1.2
Nomad Foods Ltd.	1.1
Jacobs Engineering Group, Inc.	1.1
Jazz Pharmaceuticals PLC	1.0
13.9

Top Five Market Sectors as of June 30, 2019

% of fund's net assets
Information Technology	15.6
Financials	15.5
Industrials	12.9
Health Care	12.5
Consumer Discretionary	7.9

Asset Allocation (% of fund's net assets)

As of June 30, 2019 *
Stocks	93.7%
Short-Term Investments and Net Other Assets (Liabilities)	6.3%

 * Foreign investments - 18.1%

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
COMMUNICATION SERVICES - 5.7%
Entertainment - 3.4%
Activision Blizzard, Inc.	2,249,700	$106,185,840
Electronic Arts, Inc. (a)	1,245,690	126,138,569
Lions Gate Entertainment Corp.:
Class A (b)	1,739,337	21,306,878
Class B	443,050	5,143,811
		258,775,098
Interactive Media & Services - 0.0%
Care.com, Inc. (a)	100	1,098
Media - 2.3%
Interpublic Group of Companies, Inc.	2,532,585	57,211,095
News Corp. Class A	664,400	8,962,756
Omnicom Group, Inc.	175,600	14,390,420
The New York Times Co. Class A	2,752,500	89,786,550
		170,350,821

TOTAL COMMUNICATION SERVICES		429,127,017

CONSUMER DISCRETIONARY - 7.9%
Hotels, Restaurants & Leisure - 3.6%
ARAMARK Holdings Corp.	579,700	20,903,982
Darden Restaurants, Inc.	160,600	19,549,838
Dine Brands Global, Inc. (b)	612,198	58,446,543
Eldorado Resorts, Inc. (a)	289,631	13,343,300
Hilton Grand Vacations, Inc. (a)	799,600	25,443,272
Jubilant Foodworks Ltd.	150,140	2,684,773
Penn National Gaming, Inc. (a)	222,519	4,285,716
The Restaurant Group PLC	407,000	681,234
U.S. Foods Holding Corp. (a)	1,858,000	66,442,080
Wyndham Hotels & Resorts, Inc.	983,900	54,842,586
		266,623,324
Household Durables - 0.4%
iRobot Corp. (a)	64,680	5,927,275
Mohawk Industries, Inc. (a)	200	29,494
Toll Brothers, Inc.	702,100	25,710,902
		31,667,671
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	102,400	17,351,680
Naspers Ltd. Class N	30,800	7,455,148
		24,806,828
Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	81,900	3,972,889
Media - 0.0%
China Literature Ltd. (a)(c)	421	1,983
MultiChoice Group Ltd. (a)	30,800	292,955
		294,938
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	574,100	61,652,599
Specialty Retail - 0.7%
CarMax, Inc. (a)	2,200	191,026
IAA Spinco, Inc. (a)	200,882	7,790,204
Party City Holdco, Inc. (a)(b)	2,461,439	18,042,348
Williams-Sonoma, Inc. (b)	440,700	28,645,500
		54,669,078
Textiles, Apparel & Luxury Goods - 2.0%
Capri Holdings Ltd. (a)	646,600	22,424,088
Deckers Outdoor Corp. (a)	399,525	70,304,414
G-III Apparel Group Ltd. (a)	270,844	7,968,230
PVH Corp.	540,300	51,133,992
		151,830,724

TOTAL CONSUMER DISCRETIONARY		595,518,051

CONSUMER STAPLES - 5.1%
Beverages - 0.3%
C&C Group PLC	5,031,849	22,371,908
Food & Staples Retailing - 0.8%
Performance Food Group Co. (a)	1,115,996	44,673,320
Sprouts Farmers Market LLC (a)	938,310	17,724,676
		62,397,996
Food Products - 3.4%
Conagra Brands, Inc.	1,760,400	46,685,808
Ezaki Glico Co. Ltd.	552,300	24,588,786
Ingredion, Inc.	41,305	3,407,249
Nomad Foods Ltd. (a)	3,877,800	82,829,808
Post Holdings, Inc. (a)	355,600	36,971,732
TreeHouse Foods, Inc. (a)	1,171,000	63,351,100
		257,834,483
Household Products - 0.6%
Essity AB Class B	817,800	25,134,218
Spectrum Brands Holdings, Inc.	293,500	15,781,495
		40,915,713

TOTAL CONSUMER STAPLES		383,520,100

ENERGY - 5.8%
Energy Equipment & Services - 1.6%
Baker Hughes, a GE Co. Class A	1,519,681	37,429,743
Dril-Quip, Inc. (a)	167,900	8,059,200
Ensco PLC Class A	10,902	92,994
Halliburton Co.	551,600	12,543,384
Helmerich & Payne, Inc.	96,000	4,859,520
Nabors Industries Ltd.	5,961,654	17,288,797
Oceaneering International, Inc. (a)	1,370,700	27,948,573
Precision Drilling Corp. (a)	5,803,685	10,902,268
Superior Energy Services, Inc. (a)	16,300	21,190
		119,145,669
Oil, Gas & Consumable Fuels - 4.2%
Berry Petroleum Corp.	1,464,365	15,522,269
Cabot Oil & Gas Corp.	504,200	11,576,432
Cheniere Energy, Inc. (a)	1,006,300	68,881,235
Cimarex Energy Co.	283,952	16,846,872
Continental Resources, Inc. (a)	142,300	5,989,407
Devon Energy Corp.	674,100	19,225,332
Encana Corp.	6,766,480	34,712,042
Noble Energy, Inc.	2,113,800	47,349,120
Oasis Petroleum, Inc. (a)	1,673,465	9,505,281
Par Pacific Holdings, Inc. (a)	997,600	20,470,752
Southwestern Energy Co. (a)	1,854,150	5,859,114
Suncor Energy, Inc.	777,000	24,237,677
The Williams Companies, Inc.	318,400	8,927,936
Whiting Petroleum Corp. (a)	230,900	4,313,212
World Fuel Services Corp.	685,200	24,639,792
		318,056,473

TOTAL ENERGY		437,202,142

FINANCIALS - 15.5%
Banks - 8.0%
Banco Comercial Portugues SA (Reg.)	79,480,000	24,573,427
Bank OZK	724,600	21,803,214
BankUnited, Inc.	489,961	16,531,284
Boston Private Financial Holdings, Inc.	2,429,216	29,320,637
CaixaBank SA	1,943,000	5,572,542
CIT Group, Inc.	1,004,100	52,755,414
Commerce Bancshares, Inc.	234,154	13,969,628
CVB Financial Corp.	1,141,062	23,996,534
East West Bancorp, Inc.	100,700	4,709,739
First Foundation, Inc.	100	1,344
First Horizon National Corp.	2,663,100	39,760,083
First Republic Bank	106,500	10,399,725
FNB Corp., Pennsylvania	809,900	9,532,523
Great Western Bancorp, Inc.	188,230	6,723,576
Hanmi Financial Corp.	574,596	12,796,253
Heartland Financial U.S.A., Inc.	72,200	3,229,506
Huntington Bancshares, Inc.	5,657,616	78,188,253
Investors Bancorp, Inc.	1,114,300	12,424,445
KeyCorp	890,800	15,811,700
Lakeland Financial Corp.	79,919	3,742,607
M&T Bank Corp.	288,100	48,997,167
PacWest Bancorp	778,600	30,233,038
Prosperity Bancshares, Inc.	101,800	6,723,890
Signature Bank	289,900	35,031,516
Societe Generale Series A	62,400	1,574,938
TCF Financial Corp.	1,502,625	31,239,574
UMB Financial Corp.	379,900	25,005,018
Union Bankshares Corp.	676,200	23,890,146
Univest Corp. of Pennsylvania	61,900	1,625,494
Valley National Bancorp	581,400	6,267,492
Wintrust Financial Corp.	105,900	7,747,644
		604,178,351
Capital Markets - 2.1%
Affiliated Managers Group, Inc.	86,800	7,997,752
Ameriprise Financial, Inc.	139,313	20,222,675
Cboe Global Markets, Inc.	104,700	10,850,061
CRISIL Ltd.	78,365	1,690,900
E*TRADE Financial Corp.	490,300	21,867,380
Invesco Ltd.	464,000	9,493,440
Legg Mason, Inc.	279,600	10,703,088
Moody's Corp.	144,400	28,202,764
OM Asset Management Ltd.	68,133	777,398
Raymond James Financial, Inc.	286,795	24,248,517
Stifel Financial Corp.	371,900	21,964,414
		158,018,389
Consumer Finance - 1.1%
Capital One Financial Corp.	251,200	22,793,888
OneMain Holdings, Inc.	157,400	5,321,694
Synchrony Financial	1,575,200	54,612,184
		82,727,766
Insurance - 3.5%
AFLAC, Inc.	386,900	21,205,989
Alleghany Corp. (a)	18,800	12,804,868
Bajaj Finserv Ltd.	54,608	6,751,473
Chubb Ltd.	152,839	22,511,656
Direct Line Insurance Group PLC	1,247,386	5,256,103
Hiscox Ltd.	1,495,706	32,139,063
Hyundai Fire & Marine Insurance Co. Ltd.	267,541	6,577,380
Primerica, Inc.	473,420	56,786,729
Principal Financial Group, Inc.	1,189,900	68,919,008
Reinsurance Group of America, Inc.	200,924	31,350,172
		264,302,441
Thrifts & Mortgage Finance - 0.8%
Essent Group Ltd. (a)	1,053,670	49,511,953
Housing Development Finance Corp. Ltd.	292,052	9,285,093
		58,797,046

TOTAL FINANCIALS		1,168,023,993

HEALTH CARE - 12.5%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (a)	604,700	79,203,606
Amgen, Inc.	135,100	24,896,228
Argenx SE ADR (a)	20,400	2,888,232
Regeneron Pharmaceuticals, Inc. (a)	112,100	35,087,300
Sarepta Therapeutics, Inc. (a)	188,600	28,657,770
United Therapeutics Corp. (a)	100	7,806
		170,740,942
Health Care Equipment & Supplies - 5.3%
Boston Scientific Corp. (a)	671,503	28,861,199
ConvaTec Group PLC (c)	4,374,886	8,100,482
ConvaTec Group PLC ADR	759,500	5,400,045
Dentsply Sirona, Inc.	711,200	41,505,632
Hill-Rom Holdings, Inc.	227,311	23,781,277
Hologic, Inc. (a)	910,624	43,728,164
Medtronic PLC	637,400	62,076,386
ResMed, Inc.	159,548	19,469,642
St.Shine Optical Co. Ltd.	484,000	8,608,541
STERIS PLC	321,900	47,924,472
The Cooper Companies, Inc.	100,483	33,851,718
Zimmer Biomet Holdings, Inc.	643,300	75,742,142
		399,049,700
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	85,647	4,033,974
Centene Corp. (a)	195,476	10,250,761
Cigna Corp.	96,100	15,140,555
Covetrus, Inc. (a)	105,920	2,590,803
HCA Holdings, Inc.	311,335	42,083,152
Henry Schein, Inc. (a)	264,800	18,509,520
Spire Healthcare Group PLC (c)	2,914,256	4,430,048
Universal Health Services, Inc. Class B	330,600	43,106,934
		140,145,747
Life Sciences Tools & Services - 0.5%
Charles River Laboratories International, Inc. (a)	1,400	198,660
Thermo Fisher Scientific, Inc.	132,363	38,872,366
		39,071,026
Pharmaceuticals - 2.5%
Allergan PLC	120,000	20,091,600
Amneal Pharmaceuticals, Inc. (a)	580,524	4,162,357
Jazz Pharmaceuticals PLC (a)	560,071	79,843,722
Nektar Therapeutics (a)	157,700	5,610,966
Perrigo Co. PLC	1,238,700	58,986,894
Shionogi & Co. Ltd.	34,200	1,969,557
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	2,140,956	19,761,024
Theravance Biopharma, Inc. (a)	10,605	173,180
		190,599,300

TOTAL HEALTH CARE		939,606,715

INDUSTRIALS - 12.9%
Aerospace & Defense - 0.0%
MTU Aero Engines Holdings AG	5,514	1,313,559
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	154,600	13,040,510
XPO Logistics, Inc. (a)	3,081	178,113
		13,218,623
Airlines - 1.0%
Allegiant Travel Co.	211,300	30,321,550
Copa Holdings SA Class A	71,600	6,986,012
Spirit Airlines, Inc. (a)	802,213	38,289,626
		75,597,188
Building Products - 0.6%
Johnson Controls International PLC	1,143,776	47,249,387
Lennox International, Inc.	4,957	1,363,175
		48,612,562
Commercial Services & Supplies - 1.2%
HNI Corp.	42,500	1,503,650
KAR Auction Services, Inc.	200,882	5,022,050
Knoll, Inc.	1,300,106	29,876,436
Stericycle, Inc. (a)	1,165,300	55,643,075
		92,045,211
Construction & Engineering - 2.4%
Dycom Industries, Inc. (a)	824,557	48,541,671
Fluor Corp.	1,479,600	49,847,724
Jacobs Engineering Group, Inc.	981,355	82,816,548
		181,205,943
Electrical Equipment - 2.3%
Acuity Brands, Inc.	29,800	4,109,718
AMETEK, Inc.	189,100	17,177,844
Generac Holdings, Inc. (a)	432,900	30,047,589
Hubbell, Inc. Class B	322,800	42,093,120
Melrose Industries PLC	1	2
Regal Beloit Corp.	956,515	78,156,841
		171,585,114
Industrial Conglomerates - 1.3%
ITT, Inc.	1,051,000	68,819,480
Smiths Group PLC	1,375,465	27,336,978
		96,156,458
Machinery - 2.6%
Allison Transmission Holdings, Inc.	255,500	11,842,425
Flowserve Corp.	671,500	35,381,335
IDEX Corp.	100	17,214
Ingersoll-Rand PLC	440,245	55,765,834
KION Group AG	133,300	8,403,342
Proto Labs, Inc. (a)	100	11,602
Rexnord Corp. (a)	2,035,334	61,507,793
SMC Corp.	100	37,258
Wabtec Corp. (b)	353,946	25,399,165
		198,365,968
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc.	41,600	3,802,656
Old Dominion Freight Lines, Inc.	100	14,926
		3,817,582
Trading Companies & Distributors - 1.2%
HD Supply Holdings, Inc. (a)	1,170,100	47,131,628
Univar, Inc. (a)	1,696,900	37,399,676
WESCO International, Inc. (a)	107,000	5,419,550
		89,950,854

TOTAL INDUSTRIALS		971,869,062

INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.0%
F5 Networks, Inc. (a)	319,854	46,580,338
Nokia Corp. sponsored ADR (b)	5,901,300	29,565,513
		76,145,851
Electronic Equipment & Components - 1.9%
Amphenol Corp. Class A	2,000	191,880
Avnet, Inc.	920,030	41,649,758
CDW Corp.	418,601	46,464,711
Keysight Technologies, Inc. (a)	27,953	2,510,459
Samsung SDI Co. Ltd.	88,200	18,025,198
TE Connectivity Ltd.	368,566	35,301,251
		144,143,257
IT Services - 9.8%
Akamai Technologies, Inc. (a)	1,286,900	103,132,166
Carbonite, Inc. (a)	1,122,684	29,234,691
Cognizant Technology Solutions Corp. Class A	527,693	33,450,459
Conduent, Inc. (a)	2,966,809	28,451,698
EPAM Systems, Inc. (a)	193,400	33,477,540
Euronet Worldwide, Inc. (a)	761,977	128,195,015
FleetCor Technologies, Inc. (a)	433,140	121,647,369
Genpact Ltd.	1,878,788	71,563,035
Global Payments, Inc.	92,200	14,763,986
GoDaddy, Inc. (a)	246,100	17,263,915
Indra Sistemas SA (a)	1,119,700	11,318,845
KBR, Inc.	1,161,800	28,975,292
Leidos Holdings, Inc.	75,200	6,004,720
PayPal Holdings, Inc. (a)	202,400	23,166,704
Sabre Corp.	270,300	6,000,660
Total System Services, Inc.	254,910	32,697,306
Visa, Inc. Class A	290,600	50,433,630
		739,777,031
Semiconductors & Semiconductor Equipment - 2.4%
Marvell Technology Group Ltd.	1,986,100	47,408,207
NXP Semiconductors NV	405,900	39,619,899
Qualcomm, Inc.	747,900	56,892,753
Semtech Corp. (a)	426,351	20,486,166
Versum Materials, Inc.	245,400	12,657,732
		177,064,757
Software - 0.5%
Black Knight, Inc. (a)	167,500	10,075,125
CDK Global, Inc.	557,000	27,538,080
		37,613,205

TOTAL INFORMATION TECHNOLOGY		1,174,744,101

MATERIALS - 6.7%
Chemicals - 3.7%
Ashland Global Holdings, Inc.	170,626	13,644,961
Cabot Corp.	392,800	18,740,488
CF Industries Holdings, Inc.	384,900	17,978,679
Element Solutions, Inc. (a)	3,542,000	36,624,280
Innospec, Inc.	130,109	11,871,145
LG Chemical Ltd.	63,008	19,301,553
Orion Engineered Carbons SA	670,300	14,351,123
The Chemours Co. LLC	1,801,100	43,226,400
The Mosaic Co.	2,557,600	64,016,728
W.R. Grace & Co.	450,143	34,260,384
		274,015,741
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	98,800	22,734,868
nVent Electric PLC	100,500	2,491,395
Taiheiyo Cement Corp.	200,800	6,071,586
		31,297,849
Containers & Packaging - 1.7%
Aptargroup, Inc.	171,930	21,377,776
Avery Dennison Corp.	330,600	38,243,808
Crown Holdings, Inc. (a)	1,158,000	70,753,800
		130,375,384
Metals & Mining - 0.9%
B2Gold Corp. (a)	4,312,000	13,105,082
Barrick Gold Corp.	1,281,384	20,207,426
Continental Gold, Inc. (a)	100	289
First Quantum Minerals Ltd.	838,500	7,965,286
Guyana Goldfields, Inc. (a)	785,200	617,583
Pan American Silver Corp. rights (a)(d)	686,100	5
Torex Gold Resources, Inc. (a)	2,358,100	24,237,353
		66,133,024

TOTAL MATERIALS		501,821,998

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 2.9%
Alexandria Real Estate Equities, Inc.	122,700	17,311,743
Corporate Office Properties Trust (SBI)	421,500	11,114,955
Hibernia (REIT) PLC	6,235,734	10,281,447
Highwoods Properties, Inc. (SBI)	491,200	20,286,560
National Retail Properties, Inc.	691,500	36,656,415
Outfront Media, Inc.	384,500	9,916,255
Realty Income Corp.	525,700	36,257,529
Safestore Holdings PLC	3,321,571	25,878,835
Store Capital Corp.	730,591	24,248,315
Urban Edge Properties	1,040,900	18,038,797
VEREIT, Inc.	833,950	7,513,890
		217,504,741
Real Estate Management & Development - 0.5%
CBRE Group, Inc. (a)	382,323	19,613,170
LEG Immobilien AG	87,700	9,892,588
Sino Land Ltd.	116,484	195,340
Tai Cheung Holdings Ltd.	1,653,000	1,678,033
Wing Tai Holdings Ltd.	4,161,100	6,366,206
		37,745,337

TOTAL REAL ESTATE		255,250,078

UTILITIES - 2.6%
Electric Utilities - 0.9%
Exelon Corp.	373,900	17,924,766
Vistra Energy Corp.	2,351,506	53,238,096
		71,162,862
Independent Power and Renewable Electricity Producers - 1.7%
The AES Corp.	7,574,100	126,941,916

TOTAL UTILITIES		198,104,778

TOTAL COMMON STOCKS
(Cost $5,862,731,404)		7,054,788,035

Money Market Funds - 7.0%
Fidelity Cash Central Fund 2.42% (e)	479,010,801	479,106,603
Fidelity Securities Lending Cash Central Fund 2.42% (e)(f)	50,250,019	50,255,044
TOTAL MONEY MARKET FUNDS
(Cost $529,354,102)		529,361,647
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $6,392,085,506)		7,584,149,682
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(53,302,250)
NET ASSETS - 100%		$7,530,847,432

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,532,513 or 0.2% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,482,771
Fidelity Securities Lending Cash Central Fund	118,155
Total	$6,600,926

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$429,127,017	$429,127,017	$--	$--
Consumer Discretionary	595,518,051	588,062,903	7,455,148	--
Consumer Staples	383,520,100	383,520,100	--	--
Energy	437,202,142	437,202,142	--	--
Financials	1,168,023,993	1,160,876,513	7,147,480	--
Health Care	939,606,715	939,606,715	--	--
Industrials	971,869,062	971,869,062	--	--
Information Technology	1,174,744,101	1,174,744,101	--	--
Materials	501,821,998	501,821,993	--	5
Real Estate	255,250,078	255,250,078	--	--
Utilities	198,104,778	198,104,778	--	--
Money Market Funds	529,361,647	529,361,647	--	--
Total Investments in Securities:	$7,584,149,682	$7,569,547,049	$14,602,628	$5

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Ireland	5.2%
Bermuda	2.9%
Canada	2.1%
British Virgin Islands	1.4%
United Kingdom	1.2%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $49,863,897) — See accompanying schedule: Unaffiliated issuers (cost $5,862,731,404)	$7,054,788,035
Fidelity Central Funds (cost $529,354,102)	529,361,647
Total Investment in Securities (cost $6,392,085,506)		$7,584,149,682
Foreign currency held at value (cost $47,086)		47,086
Receivable for investments sold		4,768,147
Receivable for fund shares sold		6,484,754
Dividends receivable		6,026,494
Distributions receivable from Fidelity Central Funds		907,885
Other receivables		120,826
Total assets		7,602,504,874
Liabilities
Payable for investments purchased	$9,540,626
Payable for fund shares redeemed	6,900,551
Accrued management fee	3,282,820
Distribution and service plan fees payable	1,080,756
Other affiliated payables	533,804
Other payables and accrued expenses	76,004
Collateral on securities loaned	50,242,881
Total liabilities		71,657,442
Net Assets		$7,530,847,432
Net Assets consist of:
Paid in capital		$6,297,399,897
Total distributable earnings (loss)		1,233,447,535
Net Assets		$7,530,847,432
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,262,388,902 ÷ 40,011,878 shares)		$31.55
Service Class:
Net Asset Value, offering price and redemption price per share ($564,805,093 ÷ 18,101,653 shares)		$31.20
Service Class 2:
Net Asset Value, offering price and redemption price per share ($5,113,495,971 ÷ 168,269,625 shares)		$30.39
Investor Class:
Net Asset Value, offering price and redemption price per share ($590,157,466 ÷ 18,837,729 shares)		$31.33

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2019 (Unaudited)
Investment Income
Dividends		$49,908,625
Income from Fidelity Central Funds (including $118,155 from security lending)		6,600,926
Total income		56,509,551
Expenses
Management fee	$20,032,982
Transfer agent fees	2,655,557
Distribution and service plan fees	6,589,766
Accounting and security lending fees	598,795
Custodian fees and expenses	32,582
Independent trustees' fees and expenses	17,763
Audit	31,368
Legal	7,392
Miscellaneous	30,845
Total expenses before reductions	29,997,050
Expense reductions	(241,649)
Total expenses after reductions		29,755,401
Net investment income (loss)		26,754,150
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,827,430
Fidelity Central Funds	1,009
Foreign currency transactions	54,408
Total net realized gain (loss)		31,882,847
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,085,523,034
Assets and liabilities in foreign currencies	8,799
Total change in net unrealized appreciation (depreciation)		1,085,531,833
Net gain (loss)		1,117,414,680
Net increase (decrease) in net assets resulting from operations		$1,144,168,830

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,754,150	$37,194,595
Net realized gain (loss)	31,882,847	823,701,248
Change in net unrealized appreciation (depreciation)	1,085,531,833	(1,997,516,445)
Net increase (decrease) in net assets resulting from operations	1,144,168,830	(1,136,620,602)
Distributions to shareholders	(830,007,036)	(783,437,537)
Share transactions - net increase (decrease)	513,985,544	(199,541,008)
Total increase (decrease) in net assets	828,147,338	(2,119,599,147)
Net Assets
Beginning of period	6,702,700,094	8,822,299,241
End of period	$7,530,847,432	$6,702,700,094

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.19	$38.94	$33.98	$32.65	$37.68	$36.39
Income from Investment Operations
Net investment income (loss)A	.14	.23	.26	.21	.17	.13
Net realized and unrealized gain (loss)	4.90	(5.47)	6.59	3.27	(.59)	2.11
Total from investment operations	5.04	(5.24)	6.85	3.48	(.42)	2.24
Distributions from net investment income	(.05)	(.24)	(.26)	(.16)	(.16)B	(.10)
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.68)	(3.51)	(1.89)	(2.15)	(4.61)	(.95)
Net asset value, end of period	$31.55	$30.19	$38.94	$33.98	$32.65	$37.68
Total ReturnC,D,E	17.39%	(14.54)%	20.81%	12.23%	(1.39)%	6.29%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%H	.62%	.63%	.63%	.63%	.64%
Expenses net of fee waivers, if any	.62%H	.62%	.63%	.63%	.63%	.64%
Expenses net of all reductions	.62%H	.62%	.62%	.63%	.63%	.63%
Net investment income (loss)	.90%H	.62%	.74%	.68%	.49%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$1,262,389	$1,141,305	$1,463,407	$1,360,134	$1,382,527	$1,476,171
Portfolio turnover rateI	23%H	47%	31%	30%	26%J	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.90	$38.60	$33.70	$32.41	$37.44	$36.16
Income from Investment Operations
Net investment income (loss)A	.12	.19	.23	.18	.13	.09
Net realized and unrealized gain (loss)	4.85	(5.42)	6.52	3.23	(.59)	2.10
Total from investment operations	4.97	(5.23)	6.75	3.41	(.46)	2.19
Distributions from net investment income	(.05)	(.20)	(.22)	(.14)	(.13)B	(.06)
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.67)C	(3.47)	(1.85)	(2.12)D	(4.57)E	(.91)
Net asset value, end of period	$31.20	$29.90	$38.60	$33.70	$32.41	$37.44
Total ReturnF,G,H	17.33%	(14.64)%	20.70%	12.11%	(1.50)%	6.20%
Ratios to Average Net AssetsI,J
Expenses before reductions	.72%K	.72%	.73%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.72%K	.72%	.73%	.73%	.73%	.74%
Expenses net of all reductions	.72%K	.72%	.72%	.73%	.73%	.73%
Net investment income (loss)	.80%K	.52%	.64%	.58%	.39%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$564,805	$504,156	$629,727	$566,378	$566,349	$622,227
Portfolio turnover rateL	23%K	47%	31%	30%	26%M	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.67 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $3.626 per share.

 D Total distributions of $2.12 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $1.987 per share.

 E Total distributions of $4.57 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $4.445 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.22	$37.79	$33.03	$31.83	$36.84	$35.60
Income from Investment Operations
Net investment income (loss)A	.10	.13	.17	.13	.08	.04
Net realized and unrealized gain (loss)	4.74	(5.28)	6.39	3.16	(.57)	2.06
Total from investment operations	4.84	(5.15)	6.56	3.29	(.49)	2.10
Distributions from net investment income	(.04)	(.15)	(.17)	(.10)	(.08)B	(.01)
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.67)	(3.42)	(1.80)	(2.09)	(4.52)C	(.86)
Net asset value, end of period	$30.39	$29.22	$37.79	$33.03	$31.83	$36.84
Total ReturnD,E,F	17.26%	(14.77)%	20.54%	11.92%	(1.63)%	6.03%
Ratios to Average Net AssetsG,H
Expenses before reductions	.87%I	.87%	.88%	.88%	.88%	.88%
Expenses net of fee waivers, if any	.87%I	.87%	.88%	.88%	.88%	.88%
Expenses net of all reductions	.87%I	.87%	.87%	.88%	.88%	.88%
Net investment income (loss)	.65%I	.37%	.49%	.43%	.24%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$5,113,496	$4,526,446	$6,070,380	$5,746,266	$5,591,030	$6,431,011
Portfolio turnover rateJ	23%I	47%	31%	30%	26%K	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.52 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $4.446 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.01	$38.72	$33.80	$32.50	$37.53	$36.25
Income from Investment Operations
Net investment income (loss)A	.13	.20	.23	.19	.14	.10
Net realized and unrealized gain (loss)	4.87	(5.43)	6.55	3.24	(.59)	2.10
Total from investment operations	5.00	(5.23)	6.78	3.43	(.45)	2.20
Distributions from net investment income	(.05)	(.21)	(.23)	(.14)	(.14)B	(.07)
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.68)	(3.48)	(1.86)	(2.13)	(4.58)C	(.92)
Net asset value, end of period	$31.33	$30.01	$38.72	$33.80	$32.50	$37.53
Total ReturnD,E,F	17.34%	(14.60)%	20.72%	12.13%	(1.47)%	6.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%I	.70%	.71%	.71%	.71%	.72%
Expenses net of fee waivers, if any	.70%I	.70%	.71%	.71%	.71%	.72%
Expenses net of all reductions	.70%I	.70%	.71%	.71%	.71%	.71%
Net investment income (loss)	.82%I	.54%	.65%	.60%	.41%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$590,157	$530,794	$658,785	$561,609	$523,368	$503,509
Portfolio turnover rateJ	23%I	47%	31%	30%	26%K	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.58 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $4.446 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2019

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $26,616 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, equity-debt classifications and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,716,988,950
Gross unrealized depreciation	(535,116,457)
Net unrealized appreciation (depreciation)	$1,181,872,493
Tax cost	$6,402,277,189

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $773,345,768 and $772,413,482, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$278,994
Service Class 2	6,310,772
$6,589,766

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$406,524
Service Class	181,346
Service Class 2	1,640,801
Investor Class	426,886
$2,655,557

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annualized rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $44,271 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,689 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $13,483,776. Total fees paid by the Fund to NFS, as lending agent, amounted to $592. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $692 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $214,027 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27,622.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$137,102,722	$130,588,444
Service Class	61,486,536	55,957,161
Service Class 2	566,638,923	538,053,244
Investor Class	64,778,855	58,838,688
Total	$830,007,036	$783,437,537

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Initial Class
Shares sold	834,151	2,294,740	$25,882,707	$80,031,412
Reinvestment of distributions	4,594,595	3,784,446	137,102,722	130,588,444
Shares redeemed	(3,220,951)	(5,854,418)	(100,427,184)	(212,748,287)
Net increase (decrease)	2,207,795	224,768	$62,558,245	$(2,128,431)
Service Class
Shares sold	399,624	977,622	$12,377,470	$34,774,687
Reinvestment of distributions	2,082,877	1,635,455	61,486,536	55,957,161
Shares redeemed	(1,240,903)	(2,067,819)	(38,462,581)	(75,042,884)
Net increase (decrease)	1,241,598	545,258	$35,401,425	$15,688,964
Service Class 2
Shares sold	10,061,082	7,063,298	$305,572,715	$241,631,875
Reinvestment of distributions	19,695,479	16,056,436	566,638,923	538,053,244
Shares redeemed	(16,383,544)	(28,873,961)	(488,984,835)	(1,014,808,988)
Net increase (decrease)	13,373,017	(5,754,227)	$383,226,803	$(235,123,869)
Investor Class
Shares sold	206,909	821,947	$6,462,222	$29,845,088
Reinvestment of distributions	2,185,521	1,714,198	64,778,855	58,838,688
Shares redeemed	(1,242,795)	(1,860,577)	(38,442,006)	(66,661,448)
Net increase (decrease)	1,149,635	675,568	$32,799,071	$22,022,328

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 to June 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period-B January 1, 2019 to June 30, 2019
Initial Class	.62%
Actual		$1,000.00	$1,173.90	$3.34
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Service Class	.72%
Actual		$1,000.00	$1,173.30	$3.88
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Service Class 2.87%
Actual		$1,000.00	$1,172.60	$4.69
Hypothetical-C		$1,000.00	$1,020.48	$4.36
Investor Class	.70%
Actual		$1,000.00	$1,173.40	$3.77
Hypothetical-C		$1,000.00	$1,021.32	$3.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Mid Cap Portfolio

2018 Total Return % vs. Morningstar Mid-Cap Blend and S&P MidCap 400:
75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
16.00
14.00
12.00
10.00
8.00
6.00
14.20
13.89
13.50
13.23
7.90
40.0
35.0
30.0
25.0
20.0
15.0
36.4
32.9
30.8
29.8
19.3
90.0
80.0
70.0
60.0
50.0
81.7
77.9
76.5
75.7
53.5
1 Year
3 Year
5 Year

% Beaten

Initial Class	82%	59%	76%
Service Class	80%	58%	71%
Service Class 2	78%	57%	67%
Investor Class	80%	59%	72%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Mid Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Service Class 2 ranked equal to the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPMID-SANN-0819
1.723369.120

Fidelity® Variable Insurance Products: Value Strategies Portfolio Semi-Annual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2019

% of fund's net assets
Sempra Energy	3.9
FirstEnergy Corp.	3.1
American Tower Corp.	2.9
CubeSmart	2.2
Vistra Energy Corp.	2.0
Equity Lifestyle Properties, Inc.	2.0
Equinix, Inc.	2.0
National Retail Properties, Inc.	2.0
Capital One Financial Corp.	1.8
SunTrust Banks, Inc.	1.9
23.8

Top Five Market Sectors as of June 30, 2019

% of fund's net assets
Financials	18.7
Real Estate	13.9
Industrials	12.7
Consumer Discretionary	10.6
Utilities	9.0

Asset Allocation (% of fund's net assets)

As of June 30, 2019*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 13.0%

Schedule of Investments June 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 3.2%
Media - 3.2%
GCI Liberty, Inc. (a)	79,200	$4,867,632
Liberty Global PLC Class C (a)	137,400	3,645,222
Nexstar Broadcasting Group, Inc. Class A	41,200	4,161,200
		12,674,054
CONSUMER DISCRETIONARY - 10.6%
Distributors - 1.0%
LKQ Corp. (a)	152,400	4,055,364
Hotels, Restaurants & Leisure - 3.3%
Eldorado Resorts, Inc. (a)(b)	95,500	4,399,685
The Stars Group, Inc. (a)(b)	179,200	3,058,944
U.S. Foods Holding Corp. (a)	157,100	5,617,896
		13,076,525
Household Durables - 1.2%
Mohawk Industries, Inc. (a)	33,102	4,881,552
Internet & Direct Marketing Retail - 1.9%
eBay, Inc.	132,400	5,229,800
Liberty Interactive Corp. QVC Group Series A (a)	195,700	2,424,723
		7,654,523
Leisure Products - 0.6%
Mattel, Inc. (a)(b)	221,000	2,477,410
Specialty Retail - 0.9%
Lowe's Companies, Inc.	35,800	3,612,578
Textiles, Apparel & Luxury Goods - 1.7%
Capri Holdings Ltd. (a)	105,900	3,672,612
PVH Corp.	34,300	3,246,152
		6,918,764

TOTAL CONSUMER DISCRETIONARY		42,676,716

CONSUMER STAPLES - 5.3%
Food Products - 3.0%
Conagra Brands, Inc.	231,300	6,134,076
Darling International, Inc. (a)	293,763	5,842,946
		11,977,022
Household Products - 1.2%
Spectrum Brands Holdings, Inc.	92,100	4,952,217
Tobacco - 1.1%
Altria Group, Inc.	92,700	4,389,345

TOTAL CONSUMER STAPLES		21,318,584

ENERGY - 7.1%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	115,100	2,834,913
Oil, Gas & Consumable Fuels - 6.4%
Cheniere Energy, Inc. (a)	88,000	6,023,600
Encana Corp. (Toronto)	721,300	3,701,375
Hess Corp.	87,100	5,536,947
Noble Energy, Inc.	253,000	5,667,200
Valero Energy Corp.	56,300	4,819,843
		25,748,965

TOTAL ENERGY		28,583,878

FINANCIALS - 18.7%
Banks - 3.7%
SunTrust Banks, Inc.	117,100	7,359,735
U.S. Bancorp	138,516	7,258,238
		14,617,973
Capital Markets - 7.0%
Ameriprise Financial, Inc.	41,700	6,053,172
Apollo Global Management LLC Class A	151,913	5,210,616
Ares Management Corp.	44,213	1,157,054
Lazard Ltd. Class A	34,318	1,180,196
LPL Financial	69,900	5,701,743
Northern Trust Corp.	19,511	1,755,990
The Blackstone Group LP	160,730	7,139,627
		28,198,398
Consumer Finance - 5.1%
Capital One Financial Corp.	81,300	7,377,162
OneMain Holdings, Inc.	129,000	4,361,490
SLM Corp.	375,400	3,648,888
Synchrony Financial	145,800	5,054,886
		20,442,426
Insurance - 2.9%
American International Group, Inc.	105,800	5,637,024
Chubb Ltd.	40,800	6,009,432
		11,646,456

TOTAL FINANCIALS		74,905,253

HEALTH CARE - 4.9%
Biotechnology - 0.9%
Alexion Pharmaceuticals, Inc. (a)	28,600	3,746,028
Health Care Providers & Services - 2.7%
Centene Corp. (a)	61,100	3,204,084
Cigna Corp.	27,900	4,395,645
Humana, Inc.	12,100	3,210,130
		10,809,859
Pharmaceuticals - 1.3%
Jazz Pharmaceuticals PLC (a)	34,800	4,961,088

TOTAL HEALTH CARE		19,516,975

INDUSTRIALS - 12.7%
Aerospace & Defense - 2.0%
General Dynamics Corp.	18,000	3,272,760
Huntington Ingalls Industries, Inc.	21,400	4,809,436
		8,082,196
Airlines - 0.9%
American Airlines Group, Inc.	112,000	3,652,320
Commercial Services & Supplies - 1.2%
The Brink's Co.	59,500	4,830,210
Construction & Engineering - 2.2%
AECOM (a)	139,000	5,261,150
Williams Scotsman Corp. (a)	243,500	3,662,240
		8,923,390
Road & Rail - 1.4%
Knight-Swift Transportation Holdings, Inc. Class A	85,400	2,804,536
Ryder System, Inc.	49,600	2,891,680
		5,696,216
Trading Companies & Distributors - 5.0%
AerCap Holdings NV (a)	100,300	5,216,603
Ashtead Group PLC	99,762	2,855,655
Fortress Transportation & Infrastructure Investors LLC	162,800	2,458,280
HD Supply Holdings, Inc. (a)	129,715	5,224,920
Univar, Inc. (a)	185,100	4,079,604
		19,835,062

TOTAL INDUSTRIALS		51,019,394

INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	154,800	2,435,004
Electronic Equipment & Components - 1.0%
Flextronics International Ltd. (a)	211,900	2,027,883
Jabil, Inc.	57,900	1,829,640
		3,857,523
IT Services - 3.4%
Cognizant Technology Solutions Corp. Class A	58,700	3,720,993
Conduent, Inc. (a)	310,800	2,980,572
DXC Technology Co.	107,800	5,945,170
Leidos Holdings, Inc.	14,185	1,132,672
		13,779,407
Semiconductors & Semiconductor Equipment - 2.1%
Marvell Technology Group Ltd.	189,900	4,532,913
NXP Semiconductors NV	38,200	3,728,702
		8,261,615
Software - 1.0%
Micro Focus International PLC	161,313	4,242,532

TOTAL INFORMATION TECHNOLOGY		32,576,081

MATERIALS - 6.2%
Chemicals - 4.8%
CF Industries Holdings, Inc.	72,300	3,377,133
DowDuPont, Inc.	60,839	4,567,184
Nutrien Ltd.	57,300	3,065,072
The Mosaic Co.	36,862	922,656
Westlake Chemical Corp.	103,664	7,200,501
		19,132,546
Containers & Packaging - 1.4%
Crown Holdings, Inc. (a)	94,200	5,755,620

TOTAL MATERIALS		24,888,166

REAL ESTATE - 13.9%
Equity Real Estate Investment Trusts (REITs) - 12.4%
American Tower Corp.	56,400	11,530,980
CubeSmart	262,700	8,784,688
Douglas Emmett, Inc.	135,400	5,394,336
Equinix, Inc.	16,000	8,068,640
Equity Lifestyle Properties, Inc.	66,900	8,117,646
National Retail Properties, Inc.	147,400	7,813,674
		49,709,964
Real Estate Management & Development - 1.5%
CBRE Group, Inc. (a)	100,800	5,171,040
Howard Hughes Corp. (a)	8,300	1,027,872
		6,198,912

TOTAL REAL ESTATE		55,908,876

UTILITIES - 9.0%
Electric Utilities - 5.1%
FirstEnergy Corp.	287,900	12,324,999
Vistra Energy Corp.	359,800	8,145,872
		20,470,871
Multi-Utilities - 3.9%
Sempra Energy	114,661	15,759,008

TOTAL UTILITIES		36,229,879

TOTAL COMMON STOCKS
(Cost $366,651,273)		400,297,856

Money Market Funds - 3.0%
Fidelity Cash Central Fund 2.42% (c)	5,376,017	5,377,092
Fidelity Securities Lending Cash Central Fund 2.42% (c)(d)	6,497,585	6,498,235
TOTAL MONEY MARKET FUNDS
(Cost $11,875,327)		11,875,327
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $378,526,600)		412,173,183
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(10,813,370)
NET ASSETS - 100%		$401,359,813

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,319
Fidelity Securities Lending Cash Central Fund	4,336
Total	$90,655

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of payments to and from borrowers of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,674,054	$12,674,054	$--	$--
Consumer Discretionary	42,676,716	42,676,716	--	--
Consumer Staples	21,318,584	21,318,584	--	--
Energy	28,583,878	28,583,878	--	--
Financials	74,905,253	74,905,253	--	--
Health Care	19,516,975	19,516,975	--	--
Industrials	51,019,394	51,019,394	--	--
Information Technology	32,576,081	28,333,549	4,242,532	--
Materials	24,888,166	24,888,166	--	--
Real Estate	55,908,876	55,908,876	--	--
Utilities	36,229,879	36,229,879	--	--
Money Market Funds	11,875,327	11,875,327	--	--
Total Investments in Securities:	$412,173,183	$407,930,651	$4,242,532	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
United Kingdom	2.6%
Canada	2.5%
Netherlands	2.2%
Switzerland	1.5%
Bermuda	1.5%
Ireland	1.3%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2019 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,471,501) — See accompanying schedule: Unaffiliated issuers (cost $366,651,273)	$400,297,856
Fidelity Central Funds (cost $11,875,327)	11,875,327
Total Investment in Securities (cost $378,526,600)		$412,173,183
Cash		11,286
Foreign currency held at value (cost $5,838)		5,838
Receivable for investments sold		43,629,596
Receivable for fund shares sold		175,895
Dividends receivable		541,002
Distributions receivable from Fidelity Central Funds		15,786
Other receivables		3,672
Total assets		456,556,258
Liabilities
Payable for investments purchased	$44,276,251
Payable for fund shares redeemed	4,129,657
Accrued management fee	178,862
Distribution and service plan fees payable	41,800
Other affiliated payables	41,244
Other payables and accrued expenses	30,466
Collateral on securities loaned	6,498,165
Total liabilities		55,196,445
Net Assets		$401,359,813
Net Assets consist of:
Paid in capital		$359,283,956
Total distributable earnings (loss)		42,075,857
Net Assets		$401,359,813
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($86,959,739 ÷ 7,130,604 shares)		$12.20
Service Class:
Net Asset Value, offering price and redemption price per share ($19,524,281 ÷ 1,606,066 shares)		$12.16
Service Class 2:
Net Asset Value, offering price and redemption price per share ($194,394,508 ÷ 15,799,152 shares)		$12.30
Investor Class:
Net Asset Value, offering price and redemption price per share ($100,481,285 ÷ 8,302,887 shares)		$12.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended June 30, 2019 (Unaudited)
Investment Income
Dividends		$3,948,440
Special dividends		1,117,676
Income from Fidelity Central Funds (including $4,336 from security lending)		90,655
Total income		5,156,771
Expenses
Management fee	$1,050,367
Transfer agent fees	165,975
Distribution and service plan fees	243,921
Accounting and security lending fees	76,278
Custodian fees and expenses	5,106
Independent trustees' fees and expenses	918
Audit	34,408
Legal	1,963
Miscellaneous	1,238
Total expenses before reductions	1,580,174
Expense reductions	(3,080)
Total expenses after reductions		1,577,094
Net investment income (loss)		3,579,677
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,860,498
Fidelity Central Funds	70
Foreign currency transactions	(14,265)
Total net realized gain (loss)		5,846,303
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	63,833,398
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(152)
Total change in net unrealized appreciation (depreciation)		63,833,245
Net gain (loss)		69,679,548
Net increase (decrease) in net assets resulting from operations		$73,259,225

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended June 30, 2019 (Unaudited)	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,579,677	$4,778,393
Net realized gain (loss)	5,846,303	38,578,726
Change in net unrealized appreciation (depreciation)	63,833,245	(115,103,348)
Net increase (decrease) in net assets resulting from operations	73,259,225	(71,746,229)
Distributions to shareholders	(37,208,890)	(22,429,575)
Share transactions - net increase (decrease)	25,785,544	(19,946,394)
Total increase (decrease) in net assets	61,835,879	(114,122,198)
Net Assets
Beginning of period	339,523,934	453,646,132
End of period	$401,359,813	$339,523,934

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.11	$14.27	$15.77	$14.54	$15.19	$14.37
Income from Investment Operations
Net investment income (loss)A	.12B	.17	.25C	.23	.18	.15
Net realized and unrealized gain (loss)	2.20	(2.58)	2.35	1.17	(.64)	.83
Total from investment operations	2.32	(2.41)	2.60	1.40	(.46)	.98
Distributions from net investment income	(.05)	(.13)	(.22)	(.17)	(.18)	(.16)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)	–
Total distributions	(1.23)	(.75)	(4.10)	(.17)	(.19)	(.16)
Net asset value, end of period	$12.20	$11.11	$14.27	$15.77	$14.54	$15.19
Total ReturnD,E,F	21.85%	(17.32)%	19.36%	9.62%	(2.99)%	6.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	.66%I	.67%	.68%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.66%I	.67%	.68%	.67%	.67%	.68%
Expenses net of all reductions	.66%I	.66%	.67%	.67%	.67%	.68%
Net investment income (loss)	1.98%B,I	1.29%	1.74%C	1.56%	1.19%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$86,960	$77,279	$99,324	$93,648	$98,919	$107,742
Portfolio turnover rateJ	85%I	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.41%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.38%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.09	$14.23	$15.74	$14.52	$15.16	$14.34
Income from Investment Operations
Net investment income (loss)A	.11B	.16	.23C	.21	.17	.14
Net realized and unrealized gain (loss)	2.19	(2.56)	2.34	1.17	(.63)	.82
Total from investment operations	2.30	(2.40)	2.57	1.38	(.46)	.96
Distributions from net investment income	(.05)	(.12)	(.20)	(.16)	(.16)	(.14)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)	–
Total distributions	(1.23)	(.74)	(4.08)	(.16)	(.18)D	(.14)
Net asset value, end of period	$12.16	$11.09	$14.23	$15.74	$14.52	$15.16
Total ReturnE,F,G	21.68%	(17.33)%	19.21%	9.48%	(3.05)%	6.69%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%J	.77%	.78%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.76%J	.77%	.78%	.77%	.77%	.77%
Expenses net of all reductions	.76%J	.76%	.77%	.77%	.77%	.77%
Net investment income (loss)	1.88%B,J	1.19%	1.64%C	1.46%	1.09%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$19,524	$16,586	$22,859	$21,949	$22,970	$29,109
Portfolio turnover rateK	85%J	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.31%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.012 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.21	$14.38	$15.86	$14.64	$15.28	$14.46
Income from Investment Operations
Net investment income (loss)A	.10B	.14	.21C	.19	.15	.12
Net realized and unrealized gain (loss)	2.22	(2.59)	2.37	1.17	(.64)	.82
Total from investment operations	2.32	(2.45)	2.58	1.36	(.49)	.94
Distributions from net investment income	(.05)	(.10)	(.18)	(.14)	(.14)	(.12)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)	–
Total distributions	(1.23)	(.72)	(4.06)	(.14)	(.15)	(.12)
Net asset value, end of period	$12.30	$11.21	$14.38	$15.86	$14.64	$15.28
Total ReturnD,E,F	21.59%	(17.50)%	19.08%	9.27%	(3.19)%	6.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%I	.92%	.93%	.92%	.92%	.92%
Expenses net of fee waivers, if any	.91%I	.92%	.92%	.92%	.92%	.92%
Expenses net of all reductions	.91%I	.91%	.92%	.92%	.92%	.92%
Net investment income (loss)	1.73%B,I	1.04%	1.49%C	1.31%	.94%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$194,395	$160,274	$210,354	$187,876	$186,853	$220,494
Portfolio turnover rateJ	85%I	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.16%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

	Six months ended (Unaudited) June 30,	Years endedDecember 31,
	2019	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$14.18	$15.69	$14.47	$15.12	$14.31
Income from Investment Operations
Net investment income (loss)A	.11B	.16	.23C	.22	.17	.14
Net realized and unrealized gain (loss)	2.18	(2.56)	2.34	1.16	(.64)	.82
Total from investment operations	2.29	(2.40)	2.57	1.38	(.47)	.96
Distributions from net investment income	(.05)	(.12)	(.21)	(.16)	(.17)	(.15)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)	–
Total distributions	(1.23)	(.74)	(4.08)D	(.16)	(.18)	(.15)
Net asset value, end of period	$12.10	$11.04	$14.18	$15.69	$14.47	$15.12
Total ReturnE,F,G	21.68%	(17.37)%	19.30%	9.53%	(3.07)%	6.67%
Ratios to Average Net AssetsH,I
Expenses before reductions	.74%J	.75%	.76%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.74%J	.75%	.76%	.75%	.75%	.76%
Expenses net of all reductions	.74%J	.74%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.90%B,J	1.21%	1.66%C	1.48%	1.11%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$100,481	$85,385	$121,110	$117,276	$126,007	$110,755
Portfolio turnover rateK	85%J	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. This dividend is not annualized in the ratio of net investment income (loss) to average net assets. Excluding this dividend the ratio would have been 1.33%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D Total distributions of $4.08 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $3.878 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2019

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$57,104,384
Gross unrealized depreciation	(23,494,129)
Net unrealized appreciation (depreciation)	$33,610,255
Tax cost	$378,562,928

The Fund elected to defer to its next fiscal year approximately $923,816 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $160,555,407 and $164,687,314, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$9,556
Service Class 2	234,365
$243,921

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$27,993
Service Class	6,211
Service Class 2	60,935
Investor Class	70,836
$165,975

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to an annualized rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,751 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,762.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $540 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,685 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,395.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended June 30, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$8,232,213	$5,091,208
Service Class	1,855,931	1,141,058
Service Class 2	17,794,410	10,246,967
Investor Class	9,326,336	5,950,342
Total	$37,208,890	$22,429,575

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Six months ended June 30, 2019	Year ended December 31, 2018	Six months ended June 30, 2019	Year ended December 31, 2018
Initial Class
Shares sold	424,482	1,142,111	$5,023,159	$14,699,543
Reinvestment of distributions	733,055	412,529	8,232,213	5,091,208
Shares redeemed	(980,492)	(1,561,610)	(11,837,606)	(21,147,209)
Net increase (decrease)	177,045	(6,970)	$1,417,766	$(1,356,458)
Service Class
Shares sold	79,906	87,102	$949,674	$1,192,293
Reinvestment of distributions	165,708	92,443	1,855,931	1,141,058
Shares redeemed	(135,746)	(289,576)	(1,607,404)	(3,866,120)
Net increase (decrease)	109,868	(110,031)	$1,198,201	$(1,532,769)
Service Class 2
Shares sold	835,804	1,249,817	$10,127,471	$16,926,369
Reinvestment of distributions	1,569,172	821,497	17,794,410	10,246,967
Shares redeemed	(901,056)	(2,402,554)	(10,808,755)	(32,326,479)
Net increase (decrease)	1,503,920	(331,240)	$17,113,126	$(5,153,143)
Investor Class
Shares sold	628,080	776,322	$7,374,074	$10,013,925
Reinvestment of distributions	836,443	483,545	9,326,336	5,950,342
Shares redeemed	(896,189)	(2,068,277)	(10,643,959)	(27,868,291)
Net increase (decrease)	568,334	(808,410)	$6,056,451	$(11,904,024)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 36% of the total outstanding shares of the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2019 to June 30, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period-B January 1, 2019 to June 30, 2019
Initial Class	.66%
Actual		$1,000.00	$1,218.50	$3.63
Hypothetical-C		$1,000.00	$1,021.52	$3.31
Service Class	.76%
Actual		$1,000.00	$1,216.80	$4.18
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Service Class 2.91%
Actual		$1,000.00	$1,215.90	$5.00
Hypothetical-C		$1,000.00	$1,020.28	$4.56
Investor Class	.74%
Actual		$1,000.00	$1,216.80	$4.07
Hypothetical-C		$1,000.00	$1,021.12	$3.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Strategies Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in September 2016. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Value Strategies Portfolio

2018 Total Return % vs. Morningstar Mid-Cap Value and Russell Midcap Value:

75% beaten
25% beaten
Benchmark
Initial Class
Service Class 2
11.00
10.00
9.00
8.00
7.00
6.00
5.00
10.09
8.14
7.89
7.60
5.90
35.0
30.0
25.0
20.0
15.0
30.8
28.8
19.4
19.9
18.5
75.0
70.0
65.0
60.0
55.0
50.0
70.6
67.5
56.3
55.8
54.4
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Initial Class	48%	20%	24%
Service Class	48%	19%	23%
Service Class 2	45%	18%	20%
Investor Class	48%	19%	23%

The Board considered the fund's underperformance for different time based on time periods ended prior to June 30, 2018 (which periods are not shown in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2016 and 2017. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. The Board noted that the fund's more recent performance had improved.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

VIP Value Strategies Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Service Class 2 ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median because of its 12b-1 fees and that excluding 12b-1 fees of both the class and the competitor classes, the total expense ratio of Service Class 2 ranked below the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPVS-SANN-0819
1.774744.117

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Variable Insurance Products Fund III’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Variable Insurance Products Fund III’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	August 26, 2019